UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

SEMIANNUAL REPORT

March 31, 2010

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Management Discussion and Performancepage 1

Portfolio of Investmentspage 15

Financial Statementspage  51

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Investors’ willingness to accept risk continued to increase over the six-month period ended March 31, 2010, and this was reflected in the solid performance of a wide range of non-Treasury sectors in the bond market. At the same time, both the U.S. and global economies showed sustained signs of improvement. In this environment, Loomis Sayles Core Plus Bond Fund benefited because it was well positioned to take advantage of global economic recovery.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Core Plus Bond Fund returned 4.31%. By comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 1.99% for the six-month period, while Morningstar’s Intermediate-Term Bond category returned 3.70%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Strong sector allocation and security selection were the principal contributors to returns, especially in investment-grade and high-yield debt. The lower quality and cyclical biases within these sectors significantly benefited the fund over the period. The fund benefited from its underweight in U.S. government securities, which lagged during the period, and from having a slightly longer maturity than the benchmark.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

The fund’s overweight position in investment-grade bonds was especially beneficial. Within the sector, we favored bonds rated between A and Baa by Moody’s Investors Service. Longer-duration issues and the industrial sector were also key contributors within investment-grade. (Duration is a measure of interest rate sensitivity.) In our high-yield holdings, we focused on bonds issued by companies with proven access to capital markets and solid balance sheets. While we maintained an overweight position in high-yield, we trimmed some positions as they reached what we believed to be fair market value. Within the commercial mortgage-backed securities (CMBS) area, the fund’s focus is on older, high-quality issues that offer a combination of value, attractive income and some protection from the currently adverse commercial real estate environment.

Early in 2010 we added to positions in intermediate-term Mexican and Japanese bonds. We believe the Mexican peso will help increase yield in the fund and the currency is attractive given the moderate recovery conditions we anticipate in the United States. The Japanese yen remains fundamentally undervalued. We believe the yen has the potential to appreciate modestly from current levels and help serve as a partial hedge and offset adverse effects in the event risk goes out of favor and volatility increases.

Throughout the period, we underweighted U.S. Treasuries and avoided Agencies — a positive for the fund. Our security selection among asset-backed securities (ABS) was another positive.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

The fund remained significantly underweight in mortgage-backed securities (MBS) relative to the benchmark. We believe there is limited upside potential in the MBS market; and although performance was slightly punished, our underweight in these securities allowed us to emphasize other sectors that did well.

While our sector allocation to CMBS contributed to return over the past six months, certain security-specific issues weighed modestly on overall outperformance. We remain confident that the issues we selected have the potential to benefit the fund over the long term.

WHAT IS YOUR OUTLOOK?

In general, we have structured the portfolio to benefit from a continuing market recovery, although we have been careful to maintain significant reserves in U.S. Treasuries to provide flexibility if the market gives back some of its recent gains. We remain focused on generating income and plan to selectively add more issue-specific risk into the portfolio. We will look for opportunities to moderately increase high-yield, CMBS and ABS allocations, as well as to shorten duration in anticipation of higher Treasury yields.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 4

Average Annual Returns — March 31, 20104

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 11/7/73)
Net Asset Value[1]	4.31%	20.66%	6.64%	6.08%
With Maximum Sales Charge[2]	-0.37	15.21	5.66	5.59

Class B (Inception 9/13/93)
Net Asset Value[1]	3.90	19.77	5.86	5.31
With CDSC[3]	-1.10	14.77	5.54	5.31

Class C (Inception 12/30/94)
Net Asset Value[1]	3.93	19.76	5.85	5.30
With CDSC[3]	2.93	18.76	5.85	5.30

Class Y (Inception 12/30/94)
Net Asset Value[1]	4.42	20.96	6.92	6.44

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	5.44%	6.29%
Morningstar Int.-Term Bond Fund Avg.	3.70	16.76	4.48	5.60

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	39.4	51.5
Aa	6.5	4.7
A	11.8	9.0
Baa	24.5	19.6
Ba	10.8	5.9
B	5.1	3.3
Caa and lower	0.2	1.3
Not Rated	—	1.9
Short-term and other	1.7	1.8

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	3/31/10		9/30/09
1 year or less	6.0		6.7
1-5 years	31.3		36.6
5-10 years	43.8		43.9
10+ years	18.9		12.8
Average Effective Duration	9.0	years	5.9	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.97%	0.90%
B	1.72	1.65
C	1.72	1.65
Y	0.68	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Investors responded to improving economic conditions by continuing to invest in lower-quality debt securities. Growing confidence in the recovery’s sustainability made risk more acceptable. The resulting strong flow of money into corporate and high-yield issues caused spreads to narrow from the exceptionally wide levels seen during the depths of the recession; by period’s end, spreads had approached 15-year historical averages. Fears over a looming debt crisis in Greece and other peripheral eurozone markets and concerns about China’s lending restrictions percolated through the global credit markets. In the United States, conflicting economic data and an uncertain outlook for financial regulation drove some market participants back into defensive mode for a time. Still, the overall tone in the high-yield market was optimistic, thanks to shrinking default rates and brighter economic trends.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles High Income Fund returned 11.26%. The fund performed in line with its benchmark, Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 11.10% over the period, and ahead of Morningstar’s High Yield Bond category, which had an average return of 10.15%.

WHICH FACTORS CONTRIBUTED POSITIVELY TO THE FUND’S PERFORMANCE?

Convertible securities in the health care and automotive sectors led fund performance over this period, rising along with climbing equity prices. High-yield industrial issues also rose amid indications of increased business activity. Prices for consumer cyclical, non-cyclical and communications credits appreciated as companies cut overhead and posted positive earnings early in the period. Projections of continued economic strengthening also helped buoy holdings in these industries. Bonds rated Baa and B had the greatest positive impact on performance, as investors continued to seek yield throughout the period. Commodity prices pushed higher in anticipation of continued global recovery, benefiting fund holdings based in commodity-rich countries. Bonds denominated in the Mexican peso, Indonesian rupiah and Uruguayan peso were among the top-performing currency exposures.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

While security selection was positive, underweights in strong sectors held back results. Among the below-benchmark exposures that detracted over the period were high-yield financials, including banks and insurance companies. Underweights among C- and Ca-rated issues also penalized returns, as lower-rated issues outperformed those in higher rating categories. Bonds sponsored by government agencies, a minor position in the portfolio, were the sole area of absolute negative returns for the period.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 4

Average Annual Returns  —  March 31, 20104

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 2/22/84)
Net Asset Value[1]	11.26%	47.06%	7.33%	3.51%	—
With Maximum Sales Charge[2]	6.29	40.28	6.35	3.03	—

Class B (Inception 9/20/93)
Net Asset Value[1]	10.82	46.23	6.54	2.74	—
With CDSC[3]	5.82	41.23	6.23	2.74	—

Class C (Inception 3/2/98)
Net Asset Value[1]	10.59	45.97	6.51	2.73	—
With CDSC[3]	9.59	44.97	6.51	2.73	—

Class Y (Inception 2/29/08)
Net Asset Value[1]	11.17	47.15	—	—	8.05

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Barclays Capital U.S. Corporate High-Yield Bond Index	11.10%	56.18%	7.78%	7.45%	11.56%
Morningstar High Yield Bond Fund Avg.	10.15	47.60	5.52	5.32	7.44

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	3.2	10.0
Aa	2.1	0.5
A	4.1	0.2
Baa	7.2	5.3
Ba	34.8	28.5
B	24.1	28.2
Caa and lower	6.8	14.8
Not Rated	6.1	5.6
Short-term and other	11.6	6.9

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	13.2		6.8
1-5 years	27.3		32.1
5-10 years	24.7		34.2
10+ years	34.8		26.9
Average Effective Maturity	9.3	years	8.6	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.28%	1.15%
B	2.06	1.90
C	2.03	1.90
Y	0.92	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Global bond markets produced uneven results during the six months ended March 31, 2010. A continuing rebound in world economic growth led to solid gains in sectors exposed to credit risk. However, longer-maturity sovereign debt of developed nations, most notably in Europe and Japan, lost ground. The currencies of some developed economies, including the euro and the Japanese yen, also declined. At the same time, the currencies of many commodity-linked national economies in the emerging markets gained as investors grew more confident.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles International Bond Fund returned -1.98%. During the same period, the fund’s benchmark, the Barclays Capital Global Aggregate ex-USD Bond Index, returned -3.18%, while funds in Morningstar’s World Bond category returned an average of 1.35%.

WHAT WAS THE PRIMARY REASON THE FUND’S OUTPERFORMANCE?

The fund’s overall performance reflected the diverse factors affecting bond markets throughout the world during the past six months. Good sector positioning – notably the overweight allocations to corporate bonds – and effective currency strategies helped support results. However, the strength of the U.S. dollar and weak performance by major foreign currencies, including the euro and the British pound, resulted in negative absolute returns both for the fund and the benchmark.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

The fund’s overweight in corporate bonds and its de-emphasis of government bonds and securitized assets proved helpful during a period when corporate securities produced solid gains. In addition, our decisions to underweight the euro and the Japanese yen provided further support as those currencies lost value on world markets. Conversely, the allocations to emerging market investments supported results, with positions in Korea, Indonesia, Malaysia, Brazil and Mexico all producing positive performance for the fund.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

The fund’s positions in longer-maturity U.S. government and domestic corporate bonds lagged shorter-maturity securities, as longer-term interest rates rose more than short-term rates. While overall currency positioning was helpful, exposure to the currencies of Norway and Sweden detracted from results. The euro saw even lower returns due to the impact of government deficit problems in Greece. Overall, investments in government bonds denominated in the home currencies of developed markets such as France, Japan, the Netherlands and Germany were the greatest drags on results.

WHAT IS YOUR OUTLOOK?

We think the global economy will continue to recover during 2010, but we are concerned about 2011 as fiscal problems of many governments threaten to limit the pace of the expansion. Against this backdrop, we continue to favor selected emerging market corporate securities, such as corporate bonds in Indonesia and South Korea. We also may consider adding exposure to the currencies of Malaysia and India. Overall, we favor holding short-maturity high-yield corporate bonds to keep yield in the portfolio until such time as longer-maturity securities offer better value.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares 4

Average Annual Returns — March 31, 20104

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A (Inception 2/1/08)
Net Asset Value[1]	-1.98%	20.49%	4.73%
With Maximum Sales Charge[2]	-6.38	15.06	2.53

Class C (Inception 2/1/08)
Net Asset Value[1]	-2.32	19.69	3.93
With CDSC[3]	-3.27	18.69	3.93

Class Y (Inception 2/1/08)
Net Asset Value[1]	-1.87	20.68	4.91

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	SINCE INCEPTION
Barclays Capital Global Aggregate ex-USD Bond Index	-3.18%	11.83%	3.07%
Morningstar World Bond Fund Avg.	1.35	17.63	4.46

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	48.7	52.5
Aa	21.9	19.1
A	7.3	7.0
Baa	11.7	10.7
Ba	5.5	2.7
B	1.3	1.2
Caa and lower	—	0.4
Not Rated	—	3.3
Short-term and other	3.6	3.1

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	4.5		17.3
1-5 years	34.3		35.9
5-10 years	47.9		29.2
10+ years	13.3		17.6
Average Effective Maturity	7.0	years	6.7	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	2.11%	1.10%
C	2.93	1.85
Y	1.92	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

Mortgage- and asset-backed securities posted robust returns during the period. These sectors became significantly undervalued during the financial crisis of 2008. However, investors began to recognize the compelling values they offered early last year. An attractive combination of rising prices and higher yields led to strong performance. Treasuries lagged throughout the period.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 3.18%. based on the net asset value of Class A shares. For the same period, the fund’s benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, returned 0.92%, while Morningstar’s Short Government category returned 1.15%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

The fund’s holdings in sectors that offered a yield advantage relative to Treasuries, such as mortgage- and asset-backed securities (MBS) and (ABS), were the principal drivers of performance. These sectors had been significantly undervalued due to concerns about real estate and mortgages. However, in the second quarter of 2009, investors began to recognize the compelling value of these securities. Risk preference shifted away from safety, leading to relative price appreciation in securitized assets. Overall, the combination of rising prices and significant yield advantage led to strong performance in these sectors. In order of their impact on the fund’s return, securities backed by commercial mortgages (CMBS) were the largest contributors to return, followed by ABS and then MBS related to government-sponsored entities (GSEs).

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

As the sectors that had provided the most support for the fund during the financial crisis became underperformers, we gradually positioned the fund more aggressively. We modestly increased holdings in CMBS, which continue to see good demand coupled with low supply. These factors bolstered price movement, leading to significant gains throughout the period. We also maintained an overweight in ABS because of their attractive yields and further appreciation potential.

The fund’s holdings in Treasury Inflation-Protected Securities (TIPS) also performed well. With the continued improvement in the economic outlook late in 2009 and early 2010, concerns about deflation began to ease, resulting in higher valuations for TIPS. We sold the fund’s TIPS holdings on strength during the fourth quarter of 2009.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Treasuries were underperformers for the fund during the period, as investors grew more comfortable with risk and shifted into higher-yielding issues. Though a significant portfolio underweight relative to the benchmark allowed for a positive contribution from Treasuries, results were weak compared to other portfolio holdings. In addition, longer-maturity securities lagged shorter-maturity securities, as longer-term interest rates rose more than short-term rates.

WHAT IS YOUR OUTLOOK?

Although we expect the Federal Reserve Board to raise short-term interest rates, we believe the first rate increase will occur later than the market thinks it will. We expect our GSE mortgage positions to benefit from a stable interest-rate environment. As a result, we modestly increased CMBS holdings and plan to maintain an overweight in both CMBS and ABS until market conditions warrant a change. We continue to favor ABS and MBS because they are protected through credit enhancements intended to absorb losses and protect senior securities. We believe this protection is strong. Within the fund’s investment parameters, we will continue to look for opportunities to take advantage of a steep yield curve and will focus on income over price appreciation.

Given our expectations of a gradual rise in yields and slow economic growth, we believe our strategy, coupled with careful security selection, has the potential to provide attractive returns for shareholders. As always, we are watching incoming data for signs that market conditions have changed.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 4

Average Annual Returns — March 31, 20104

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Class A (Inception 1/3/89)
Net Asset Value[1]	3.18%	8.40%	5.07%	4.96%
With Maximum Sales Charge[2]	0.07	5.13	4.43	4.65

Class B (Inception 9/27/93)
Net Asset Value[1]	2.80	7.70	4.28	4.22
With CDSC[3]	-2.20	2.70	3.94	4.22

Class C (Inception 12/30/94)
Net Asset Value[1]	2.79	7.69	4.30	4.23
With CDSC[3]	1.79	6.69	4.30	4.23

Class Y (Inception 3/31/94)
Net Asset Value[1]	3.30	8.75	5.36	5.29

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. 1-5 Year Government Bond Index	0.92%	1.67%	4.81%	5.09%
Morningstar Short Gov’t Fund Avg.	1.15	3.24	4.05	4.40

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/10	9/30/09
Treasuries	25.3	14.6
Mortgage Related	23.2	42.4
Commercial Mortgage-Backed Securities	12.8	10.9
Government Guaranteed	12.0	3.5
Government Owned - No Guarantee	9.9	10.0
Government Sponsored	6.9	8.3
ABS Car Loan	3.1	2.1
ABS Credit Card	1.0	3.4
Hybrid ARMs	0.9	2.0
ABS Home Equity	0.8	1.2
Collateralized Mortgage Obligations	0.3	0.4
ABS Other	—	0.3
Short-Term Investments & Other	3.8	0.9

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	9.1		1.9
1-5 years	77.2		83.5
5-10 years	13.7		14.6
10+ years	—		—
Average Effective Maturity	2.8	years	3.5	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.99%	0.90%
B	1.74	1.65
C	1.74	1.65
Y	0.72	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

As the world economy continues to recover slowly, investors replaced lingering pessimism with optimism. Still fears about government debt in Europe and China’s tight lending practices percolated through the global credit markets, tempering investor enthusiasm for overseas obligations. In the United States, wavering economic data and an uncertain outlook for financial regulation drove some market participants back into defensive mode. Despite these challenges, improved access to capital, declining corporate default rates and brighter economic trends fed an appetite for risk, and corporate bond spreads narrowed during the period.

For the six month period ended March 31, 2010, Class A shares of Loomis Sayles Strategic Income Fund returned 9.86%. The fund significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 1.99% over the period. It also outperformed the average fund in Morningstar’s Multisector Bond category, which returned 6.82%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Successful security selection was the key to the period’s impressive results, with investment-grade and high-yield corporate issues, convertible bonds and non-U.S dollar obligations all contributing to the fund’s strong performance relative to its benchmark.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Strong corporate earnings and better-than-expected fourth quarter gross domestic product (GDP) growth buoyed results among investment-grade corporate issues. Notable returns came from industrial issues in technology, transportation and capital goods. Certain investment-grade financial and electric utility names also lifted performance. Despite a few periods of muted performance, high yield garnered the most gains for the fund, as investors were willing to accept greater risk in pursuit of higher yields. Within high yield, financial (consumer finance, diversified finance) and industrial (technology, communications, retail, automotive) names drove outperformance.

The fund’s non-U.S dollar allocation was among the top contributors of excess return. Investments denominated in the Canadian dollar, Indonesian rupiah and Mexican peso benefited from both asset and currency appreciation. The fund’s Australian dollar, Brazilian real, British pound and New Zealand dollar holdings also contributed.

The equity market rally that started in 2009 extended into 2010, lending support for convertible bonds. Our increased allocation to convertibles generated some of the best returns for the period, led by selected names in automotive, pharmaceuticals and technology. Modest exposure to preferred and equity securities also benefited from the performance surge.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

There were few areas of weakness that existed in the fund amid the widespread bullish sentiment that swept fixed-income markets over the last several months. Our bias away from commercial mortgage-backed securities (CMBS) detracted from performance as the sector rallied. Currency weakness was a performance drag for holdings denominated in the Icelandic krona and Norwegian krone.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar-denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 5

Average Annual Returns — March 31, 2010 5

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 5/1/95)
Net Asset Value[2]	9.86%	46.29%	7.17%	9.05%
With Maximum Sales Charge[3]	4.92	39.69	6.19	8.55

Class B (Inception 5/1/95)
Net Asset Value[2]	9.54	45.36	6.40	8.23
With CDSC[4]	4.54	40.36	6.08	8.23

Class C (Inception 5/1/95)
Net Asset Value[2]	9.55	45.28	6.39	8.24
With CDSC[4]	8.55	44.28	6.39	8.24

Class Y (Inception 12/1/99)
Net Asset Value[2]	10.00	46.73	7.47	9.37

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	9.60	45.88	6.86	8.66
COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	5.44%	6.29%
Barclays Capital U.S. Universal Bond Index	2.63	10.39	5.55	6.43
Morningstar Multisector Bond Fund Avg.	6.82	31.84	5.59	6.56

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	16.2	15.6
Aa	6.6	6.1
A	10.6	7.4
Baa	27.0	30.8
Ba	10.8	10.5
B	13.2	6.9
Caa and lower	5.7	8.1
Not Rated	7.2	6.7
Short-term and other	2.7	4.0

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	4.5		5.7
1-5 years	31.5		25.8
5-10 years	30.5		33.1
10+ years	33.5		35.4
Average Effective Maturity	11.5	years	12.3	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.99%	0.99%
B	1.75	1.75
C	1.74	1.74
Y	0.73	0.73
Admin	1.24	1.24

NOTES TO CHARTS

[1]	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.
[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 4.50%.
[4]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the Fund’s investment objectives, risks, charges and expenses. Visit www.funds.natixis.com or call 1-800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; certain exchange fees; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2009 through March 31, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,043.10	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53
Class B
Actual	$1,000.00	$1,039.00	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class C
Actual	$1,000.00	$1,039.30	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class Y
Actual	$1,000.00	$1,044.20	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28
*	Expenses are equal to the Fund’s annualized expense ratio: 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,112.60	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79
Class B
Actual	$1,000.00	$1,108.20	$9.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class C
Actual	$1,000.00	$1,105.90	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class Y
Actual	$1,000.00	$1,111.70	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$980.20	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
Class C
Actual	$1,000.00	$976.80	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30
Class Y
Actual	$1,000.00	$981.30	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2010 – 3/31/2010
Class A
Actual	$1,000.00	$1,031.80	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53
Class B
Actual	$1,000.00	$1,028.00	$8.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class C
Actual	$1,000.00	$1,027.90	$8.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class Y
Actual	$1,000.00	$1,033.00	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28
*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursment): 0.90%, 1.65%, 1.65% and 0.65%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010		EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,098.60		$5.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14		$4.84	*
Class B
Actual	$1,000.00	$1,095.40		$8.93	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40		$8.60	*
Class C
Actual	$1,000.00	$1,095.50		$8.93	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40		$8.60	*
Class Y
Actual	$1,000.00	$1,100.00		$3.72	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.39		$3.58	*
Admin Class
Actual	$1,000.00	$1,038.30	[2]	$1.98	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,001.86	*	$6.09	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 1.71%, 0.71% and 1.22% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).
[1]

Actual expenses for Class A, B, C and Y are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 1.71% and 0.71%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).

[2]

Admin Class commenced operations on February 1, 2010. Actual expenses are equal to Fund’s annualized expense ratio: 1.22% for the Admin Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (58), divided by 365 (to reflect the partial period).

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 98.1% of Net Assets
	ABS Car Loan — 2.0%
$1,140,000	AESOP Funding II LLC, Series 2010-2A, Class A, 144A, 3.630%, 8/20/2014	$1,139,886
570,000	Centre Point Funding LLC, Series 2010-1A, Class 1, 144A, 5.430%, 7/20/2016	570,112
3,865,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 144A, 3.460%, 9/16/2013	3,862,059
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 144A, 4.260%, 3/25/2014	813,166

		6,385,223

	ABS Home Equity — 0.2%
885,399	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	713,642

	Aerospace & Defense — 0.8%
2,495,000	Bombardier, Inc., 144A, 7.500%, 3/15/2018	2,601,037

	Automotive — 1.2%
1,990,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,059,125
975,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	1,027,282
830,000	Lear Corp., 7.875%, 3/15/2018	839,338

		3,925,745

	Banking — 5.8%
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,507,937
605,000	Citigroup, Inc., 6.125%, 5/15/2018	618,182
2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	2,301,556
1,380,000	Citigroup, Inc., 8.125%, 7/15/2039	1,593,076
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	665,257
790,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	857,705
2,530,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	2,726,503
960,000	Morgan Stanley, 4.750%, 4/01/2014	980,234
615,000	Morgan Stanley, 5.375%, 10/15/2015	638,767
100,000	Morgan Stanley, 6.750%, 4/15/2011	105,565
1,620,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	1,727,858
835,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	853,987
920,000	Nomura Holdings, Inc., 5.000%, 3/04/2015	940,438
3,155,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	3,154,224

		18,671,289

	Building Materials — 1.3%
2,520,000	Holcim Capital Corp. Ltd., 144A, 6.875%, 9/29/2039	2,654,586

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$815,000	Owens Corning, Inc., 7.000%, 12/01/2036	$798,525
795,000	USG Corp., 6.300%, 11/15/2016	711,525

		4,164,636

	Chemicals — 1.2%
1,305,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	1,557,931
740,000	LBI Escrow Corp., 144A, 8.000%, 11/01/2017	767,750
1,330,000	RPM International, Inc., 6.125%, 10/15/2019	1,382,969

		3,708,650

	Commercial Mortgage-Backed Securities — 8.0%
795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	807,517
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	866,507
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,338,686
2,680,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	2,544,450
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,263,234
1,200,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.856%, 6/11/2040(c)	1,244,520
145,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	139,706
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.888%, 12/10/2049(c)	687,127
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.298%, 12/10/2049(c)	1,007,673
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	723,170
1,793,914	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,825,193
960,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.085%, 7/10/2038(c)	978,640
2,839,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	2,853,286
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,128,582
1,375,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.064%, 4/15/2045(c)	1,419,518
850,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	830,785

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	$1,745,728
900,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.802%, 6/11/2042(c)	930,678
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(c)	1,237,698
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,055,156

		25,627,854

	Construction Machinery — 0.1%
470,000	Oshkosh Corp., 144A, 8.250%, 3/01/2017	485,275

	Consumer Products — 0.2%
255,000	Whirlpool Corp., 8.000%, 5/01/2012	280,261
250,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	290,134

		570,395

	Distributors — 0.3%
714,000	EQT Corp., 8.125%, 6/01/2019	848,260

	Diversified Manufacturing — 0.9%
1,200,000	Crane Co., 6.550%, 11/15/2036(d)	1,174,762
1,580,000	Hutchison Whampoa International Ltd., 144A, 5.750%, 9/11/2019	1,640,125

		2,814,887

	Electric — 2.0%
290,000	AES Corp. (The), 7.750%, 10/15/2015	295,075
570,000	AES Corp. (The), 8.000%, 10/15/2017	578,550
1,765,000	AES Corp. (The), 8.000%, 6/01/2020	1,758,381
110,000	CMS Energy Corp., 8.750%, 6/15/2019	124,200
630,000	Exelon Generation Co. LLC, 5.200%, 10/01/2019	636,433
690,000	IPALCO Enterprises, Inc., 144A, 7.250%, 4/01/2016	715,875
1,270,000	TransAlta Corp., 4.750%, 1/15/2015	1,311,515
1,100,000	TransAlta Corp., 6.500%, 3/15/2040	1,087,499

		6,507,528

	Food & Beverage — 2.8%
560,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	555,182
2,235,000	Del Monte Corp., 144A, 7.500%, 10/15/2019	2,343,956
1,420,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/01/2018	1,622,221
915,000	Kraft Foods, Inc., 6.125%, 8/23/2018	997,129
1,510,000	Kraft Foods, Inc., 6.500%, 2/09/2040	1,564,784

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — continued
$1,410,000	Smithfield Foods, Inc., 144A, 10.000%, 7/15/2014	$1,572,150
255,000	TreeHouse Foods, Inc., 7.750%, 3/01/2018	264,563

		8,919,985

	Government Guaranteed — 1.3%
95,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013 (JPY)	1,050,020
296,000,000	Japan Finance Organization for Municipal Enterprises, 1.550%, 2/21/2012 (JPY)	3,235,268

		4,285,288

	Government Owned - No Guarantee — 1.4%
2,360,000	Petrobras International Finance Co., 6.875%, 1/20/2040	2,435,957
1,375,000	Qtel International Finance Ltd., 144A, 7.875%, 6/10/2019	1,589,137
545,000	Taqa Abu Dhabi National Energy, 144A, 6.250%, 9/16/2019	547,944

		4,573,038

	Health Insurance — 0.7%
2,005,000	WellPoint, Inc., 7.000%, 2/15/2019	2,273,642

	Healthcare — 1.6%
190,000	Express Scripts, Inc., 7.250%, 6/15/2019	219,961
575,000	HCA, Inc., 7.500%, 12/15/2023	526,125
935,000	HCA, Inc., 9.125%, 11/15/2014	987,594
485,000	Hospira, Inc., 6.050%, 3/30/2017	520,925
2,050,000	Life Technologies Corp., 6.000%, 3/01/2020	2,098,942
670,000	Medco Health Solutions, 7.250%, 8/15/2013	757,531

		5,111,078

	Hybrid ARMs — 0.6%
882,747	FHLMC, 5.937%, 11/01/2036(c)	922,673
863,352	FNMA, 6.015%, 2/01/2037(c)	911,034

		1,833,707

	Independent Energy — 0.8%
2,400,000	XTO Energy, Inc., 6.375%, 6/15/2038	2,687,690

	Industrial Other — 0.3%
760,000	Timken Co. (The), 6.000%, 9/15/2014	808,238

	Life Insurance — 0.5%
1,575,000	Aflac, Inc., 6.900%, 12/17/2039	1,623,140

	Lodging — 0.3%
500,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	493,750

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Lodging — continued
$510,000	Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	$600,525

		1,094,275

	Media Cable — 2.0%
995,000	Comcast Corp., 6.450%, 3/15/2037	1,013,274
1,770,000	Comcast Corp., 6.950%, 8/15/2037	1,914,818
410,000	Cox Communications, Inc., 5.450%, 12/15/2014	443,188
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	790,476
1,760,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	2,129,755

		6,291,511

	Media Non-Cable — 0.6%
1,900,000	Inmarsat Finance PLC, 144A, 7.375%, 12/01/2017	1,976,000

	Metals & Mining — 1.4%
1,275,000	ArcelorMittal, 7.000%, 10/15/2039	1,309,402
1,510,000	ArcelorMittal, 9.850%, 6/01/2019	1,919,205
710,000	United States Steel Corp., 6.650%, 6/01/2037	610,600
640,000	United States Steel Corp., 7.375%, 4/01/2020	641,600

		4,480,807

	Mortgage Related — 13.5%
642,213	FHLMC, 4.000%, 7/01/2019	665,510
1,423,840	FHLMC, 4.500%, 12/01/2034	1,438,480
310,961	FHLMC, 5.000%, 11/01/2018	330,503
858,808	FHLMC 5.500%, with various maturities in 2018(e)	927,621
123,299	FHLMC, 6.000%, 6/01/2035	133,897
538,187	FNMA, 4.000%, 6/01/2019	557,627
5,211,366	FNMA 4.500%, with various maturities from 2019 to 2035(e)	5,357,299
5,748,951	FNMA, 5.500%, with various maturities from 2018 to 2036(e)(f)	6,115,945
5,229,512	FNMA 6.000%, with various maturities from 2016 to 2039(e)	5,586,491
1,130,922	FNMA 6.500%, with various maturities from 2029 to 2036(e)	1,234,993
145,745	FNMA 7.000%, with various maturities in 2030(e)	163,660
165,198	FNMA 7.500%, with various maturities from 2024 to 2032(e)	186,994
1,280,000	FNMA (TBA), 6.000%, 1/01/2036(b)	1,359,601
1,735,000	FNMA (TBA), 6.500%, 4/01/2035(b)	1,880,306

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$4,089,553	GNMA 5.000%, with various maturities from 2035 to 2038(e)	$4,264,648
9,603,804	GNMA 5.500%, with various maturities from 2034 to 2039(e)	10,183,218
1,738,448	GNMA 6.000%, with various maturities from 2029 to 2037(e)	1,863,783
376,811	GNMA 6.500%, with various maturities from 2028 to 2032(e)	413,457
269,105	GNMA 7.000%, with various maturities from 2025 to 2029(e)	301,478
102,918	GNMA 7.500%, with various maturities from 2025 to 2030(e)	116,242
58,202	GNMA, 8.000%, 11/15/2029	67,036
90,576	GNMA 8.500%, with various maturities from 2017 to 2023(e)	103,596
15,872	GNMA 9.000%, with various maturities in 2016(e)	17,727
32,030	GNMA 11.500%, with various maturities from 2013 to 2015(e)	35,861

		43,305,973

	Non-Captive Consumer — 1.0%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	801,539
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	300,750
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	334,376
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	27,316
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	99,014
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	54,321
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	33,152
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	324,082
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,147,895

		3,122,445

	Non-Captive Diversified — 3.8%
1,275,000	GATX Corp., 4.750%, 5/15/2015	1,265,477
745,000	General Electric Capital Corp., 5.875%, 1/14/2038	708,308
4,120,000	General Electric Capital Corp., Series A, GMTN, 6.150%, 8/07/2037	4,028,973
2,472,000	GMAC, Inc., 6.625%, 5/15/2012	2,496,720
1,211,000	GMAC, Inc., 8.000%, 11/01/2031	1,156,505
1,105,000	GMAC, Inc., 144A, 8.300%, 2/12/2015	1,160,250
465,000	International Lease Finance Corp., 5.000%, 4/15/2010	465,042
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	200,338

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (CONTINUED)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	$116,552
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	38,956
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	188,655
285,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	264,140

		12,089,916

	Oil Field Services — 0.9%
190,000	Nabors Industries, Inc., 6.150%, 2/15/2018	202,408
730,000	Nabors Industries, Inc., 9.250%, 1/15/2019	908,032
1,605,000	Parker Drilling Co., 144A, 9.125%, 4/01/2018	1,643,119

		2,753,559

	Packaging — 0.3%
1,105,000	Ball Corp., 6.750%, 9/15/2020	1,124,337

	Paper — 1.8%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	562,175
1,470,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	1,470,000
735,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	779,100
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	396,025
1,945,000	International Paper Co., 9.375%, 5/15/2019	2,431,439

		5,638,739

	Pipelines — 0.6%
830,000	Enterprise Products Operating LLC, 7.550%, 4/15/2038	954,799
705,000	ONEOK Partners LP, 8.625%, 3/01/2019	870,566

		1,825,365

	Property & Casualty Insurance — 0.2%
475,000	Willis North America, Inc., 6.200%, 3/28/2017	481,219
245,000	Willis North America, Inc., 7.000%, 9/29/2019	256,560

		737,779

	Refining — 2.4%
1,895,000	Coffeyville Resources, 144A, 10.875%, 4/01/2017	1,880,788
2,720,000	Motiva Enterprises LLC, 144A, 6.850%, 1/15/2040	2,931,189
1,570,000	Valero Energy Corp., 6.125%, 2/01/2020	1,570,397
965,000	Valero Energy Corp., 9.375%, 3/15/2019	1,148,867

		7,531,241

Principal Amount (‡)	Description	Value (†)

	Sovereigns — 3.2%
1,230,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017 (MXN)	$10,132,484

	Supranational — 1.5%
439,000,000	European Investment Bank, 1.250%, 9/20/2012 (JPY)	4,803,296

	Technology — 4.2%
1,895,000	Amphenol Corp., 4.750%, 11/15/2014	1,949,366
830,000	Brocade Communications Systems, Inc., 144A, 6.625%, 1/15/2018	844,525
290,000	Brocade Communications Systems, Inc., 144A, 6.875%, 1/15/2020	295,800
745,000	Corning, Inc., 7.250%, 8/15/2036	798,201
440,000	Equifax, Inc., 7.000%, 7/01/2037	469,911
2,760,000	Equinix, Inc., 8.125%, 3/01/2018	2,856,600
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,284,260
215,000	Jabil Circuit, Inc., 7.750%, 7/15/2016	226,287
85,000	Motorola, Inc., 6.500%, 9/01/2025	82,542
485,000	Motorola, Inc., 6.500%, 11/15/2028	455,299
185,000	Motorola, Inc., 6.625%, 11/15/2037	173,625
1,775,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,755,067
279,000	Xerox Corp., 5.500%, 5/15/2012	295,936
1,435,000	Xerox Corp., 6.350%, 5/15/2018	1,554,498
316,000	Xerox Corp., 6.400%, 3/15/2016	346,816

		13,388,733

	Textile — 0.5%
1,515,000	Hanesbrands, Inc., 8.000%, 12/15/2016	1,568,025

	Tobacco — 0.6%
1,995,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,030,527

	Treasuries — 14.9%
4,425,000	Republic of Germany, 4.000%, 4/13/2012 (EUR)	6,339,170
8,162,000	U.S. Treasury Note 0.875%, 12/31/2010	8,193,881
955,000	U.S. Treasury Note, 0.875%, 5/31/2011	959,104
910,000	U.S. Treasury Note, 1.875%, 6/15/2012	924,858
1,000,000	U.S. Treasury Note, 2.625%, 6/30/2014	1,014,766
17,855,000	U.S. Treasury Note, 3.125%, 5/15/2019	17,005,495

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (CONTINUED)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$3,545,000	U.S. Treasury Note, 3.250%, 7/31/2016	$3,581,836
1,345,000	U.S. Treasury Note, 3.625%, 8/15/2019	1,328,607
1,555,000	U.S. Treasury Note, 3.625%, 2/15/2020	1,528,517
1,060,000	U.S. Treasury Note, 3.750%, 11/15/2018	1,068,033
2,160,000	U.S. Treasury Note 4.375%, 12/15/2010	2,221,679
3,005,000	U.S. Treasury Note, 4.625%, 2/15/2017	3,274,275

		47,440,221

	Wireless — 3.9%
2,185,000	America Movil Sab De CV, 144A, 6.125%, 3/30/2040	2,135,160
1,070,000	American Tower Corp., 4.625%, 4/01/2015	1,100,403
2,615,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 144A, 7.750%, 5/01/2017	2,850,350
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	9,500
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	13,988
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,459,266
3,945,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,175,725
100,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	103,500
1,520,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	1,586,500

		12,434,392

	Wirelines — 6.5%
2,795,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	2,850,900
4,033,000	Embarq Corp., 7.995%, 6/01/2036	4,089,236
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,417,500
1,325,000	New Communications Holdings, Inc., 144A, 7.875%, 4/15/2015	1,361,437
450,000	New Communications Holdings, Inc., 144A, 8.250%, 4/15/2017	457,875
210,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	196,350
1,350,000	Qwest Corp., 6.875%, 9/15/2033	1,302,750
1,545,000	Qwest Corp., 7.250%, 9/15/2025	1,560,450
255,000	Qwest Corp., 7.250%, 10/15/2035	246,075
2,020,000	Qwest Corp., 7.500%, 6/15/2023	2,020,000
775,000	Qwest Corp., 8.875%, 3/15/2012	848,625
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	523,413

Principal Amount (‡)	Description	Value (†)

$2,435,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	$2,458,503
1,100,000	Telemar Norte Leste SA, 144A, 9.500%, 4/23/2019	1,306,250

		20,639,364

	Total Bonds and Notes (Identified Cost $297,826,205)	313,549,216

Shares
Preferred Stocks — 0.2%
	Banking — 0.1%
532	GMAC, Inc., Series G, 144A, 7.000%	405,517

	Thrifts & Mortgage Finance — 0.1%
256,000	Federal National Mortgage Association, 6.750%(g)(h)	238,080
4,200	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(g)(h)	5,334

		243,414

	Total Preferred Stocks (Identified Cost $1,717,443)	648,931

Principal Amount (‡)
Short-Term Investments — 3.0%
$8,079,061	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $8,079,061 on 4/01/2010, collateralized by $7,700,000 Federal National Mortgage Association, 5.125% due 4/15/2011 valued at $8,242,850, including accrued interest (Note 2 of Notes to Financial Statements)	8,079,061
1,590,000	U.S. Treasury Bill, 0.101%, 6/17/2010(i)	1,589,507

	Total Short-Term Investments (Identified Cost $9,668,502)	9,668,568

	Total Investments — 101.3% (Identified Cost $309,212,150)(a)	323,866,715
	Other assets less liabilities—(1.3)%	(4,269,157)

	Net Assets — 100.0%	$319,597,558

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $309,445,799 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,968,289
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,547,373)

	Net unrealized appreciation	$14,420,916

(b)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(c)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(d)	Illiquid security. At March 31, 2010, the value of this security amounted to $1,174,762 or 0.4% of net assets.

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (CONTINUED)

Investments as of March 31, 2010 (Unaudited)

(e)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
(g)	Non-income producing security.
(h)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $48,109,415 or 15.1% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	14.9%
Mortgage Related	13.5
Commercial Mortgage-Backed Securities	8.0
Wirelines	6.5
Banking	5.9
Technology	4.2
Wireless	3.9
Non-Captive Diversified	3.8
Sovereigns	3.2
Food & Beverage	2.8
Refining	2.4
Electric	2.0
ABS Car Loan	2.0
Media Cable	2.0
Other Investments, less than 2% each	23.2
Short-Term Investments	3.0

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 84.4% of Net Assets
Non-Convertible Bonds — 66.2%
	ABS Car Loan — 0.3%
$105,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, 5/15/2016	$102,900
315,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 144A, 9.625%, 3/15/2018	329,175

		432,075

	ABS Home Equity — 1.6%
700,000	Asset Backed Funding Certificates, Series 2006-HE1, Class A2B, 0.356%, 1/25/2037(b)	340,296
225,000	Bear Stearns Asset Backed Securities Trust, Series 2004-HE7, Class M2, 1.396%, 8/25/2034(b)	137,685
247,416	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, 0.846%, 10/25/2034(b)	155,131
650,000	Fremont Home Loan Trust, Series 2004-D, Class M2, 0.846%, 11/25/2034(b)	397,464
725,000	GSAMP Trust, Series 2006-HE5, Class A2C, 0.396%, 8/25/2036(b)	283,091
150,000	Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.896%, 10/25/2034(b)	84,204
1,000,000	Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A2, 0.426%, 8/25/2046(b)	827,211

		2,225,082

	Airlines — 1.3%
37,277	Continental Airlines Pass Through Trust, Series 1997-4, Class 4B, 6.900%, 7/02/2018	35,972
302,009	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	302,009
514,974	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	486,651
180,000	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	163,800
745,000	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	800,875

		1,789,307

	Automotive — 2.1%
450,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	697,352
420,000	Ford Motor Co., 6.375%, 2/01/2029	341,250
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	1,024,800
65,000	Ford Motor Co., 6.625%, 2/15/2028	54,600
40,000	Ford Motor Co., 7.500%, 8/01/2026	35,500
150,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	158,043
635,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	547,687

		2,859,232

Principal Amount (‡)	Description	Value (†)

	Banking — 0.9%
12,176,250,000	JPMorgan Chase Bank NA, EMTN, 144A, Zero Coupon, 10/17/2011, (IDR)	$1,212,072

	Building Materials — 0.9%
50,000	Masco Corp., 6.500%, 8/15/2032	42,915
345,000	Masco Corp., 7.750%, 8/01/2029	329,476
785,000	USG Corp., 6.300%, 11/15/2016	702,575
75,000	USG Corp., 9.500%, 1/15/2018	75,844
65,000	USG Corp., 144A, 9.750%, 8/01/2014	68,900

		1,219,710

	Chemicals — 1.3%
855,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	684,000
450,000	LBI Escrow Corp., 144A, 8.000%, 11/01/2017	466,875
680,000	Reichhold Industries, Inc., 144A, 9.000%, 8/15/2014	644,300

		1,795,175

	Collateralized Mortgage Obligations — 1.9%
450,005	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.506%, 1/25/2036(b)	262,076
335,247	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 3.399%, 11/25/2035(b)	285,094
553,112	Impac CMB Trust, Series 2005-3, Class A1, 0.486%, 8/25/2035(b)	362,609
714,179	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.746%, 1/25/2036(b)	449,828
588,266	Lehman Mortgage Trust, Series 2006-6, Class 5A1, 0.746%, 12/25/2036(b)	425,234
715,484	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.366%, 7/25/2037(b)(k)	347,276
347,029	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.004%, 3/25/2035(b)	290,766
507,192	Residential Accredit Loans, Inc., Series 2005-QA13, Class 2A1, 5.794%, 12/25/2035(b)	268,504

		2,691,387

	Commercial Mortgage-Backed Securities — 0.6%
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	96,349
100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	90,955
520,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.006%, 6/15/2049(b)	498,627
100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	96,335

		782,266

	Construction Machinery — 0.9%
100,000	Oshkosh Corp., 144A, 8.250%, 3/01/2017	103,250

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — continued
$985,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	$975,150
15,000	United Rentals North America, Inc., 7.750%, 11/15/2013	14,400
170,000	Urbi Desarrollos Urbanos SAB de CV, 144A, 9.500%, 1/21/2020	184,025

		1,276,825

	Consumer Products — 0.7%
1,085,000	Acco Brands Corp., 7.625%, 8/15/2015	1,015,831

	Electric — 2.6%
35,000	AES Corp. (The), 8.000%, 10/15/2017	35,525
209,522	AES Ironwood LLC, 8.857%, 11/30/2025	205,331
22,648	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	23,158
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	266,250
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	115,200
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	615,325
2,230,000	Edison Mission Energy, 7.625%, 5/15/2027	1,427,200
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	72,800
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	142,350
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	527,800
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	190,550

		3,621,489

	Gaming — 0.1%
185,000	MGM MIRAGE, 144A, 9.000%, 3/15/2020	190,550

	Government Owned - No Guarantee — 0.1%
200,000	DP World Ltd., 144A, 6.850%, 7/02/2037	171,743

	Healthcare — 3.3%
30,000	Boston Scientific Corp., 7.000%, 11/15/2035	26,989
165,000	Boston Scientific Corp., 7.375%, 1/15/2040	155,793
35,000	HCA, Inc., 7.050%, 12/01/2027	29,925
630,000	HCA, Inc., 7.500%, 12/15/2023	576,450
700,000	HCA, Inc., 7.500%, 11/06/2033	609,000
40,000	HCA, Inc., 7.690%, 6/15/2025	37,000
480,000	HCA, Inc., 8.360%, 4/15/2024	454,800
670,000	HCA, Inc., MTN, 7.580%, 9/15/2025	606,350

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$1,685,000	HCA, Inc., MTN, 7.750%, 7/15/2036	$1,482,800
380,000	Psychiatric Solutions, Inc., 144A, 7.750%, 7/15/2015	387,125
255,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	207,825

		4,574,057

	Home Construction — 3.6%
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	416,150
360,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	341,100
1,790,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	1,713,925
830,000	Lennar Corp., Series B, 6.500%, 4/15/2016	799,912
1,325,000	Pulte Group, Inc., 6.000%, 2/15/2035	1,026,875
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	396,000
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	347,700

		5,041,662

	Independent Energy — 6.4%
3,295,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	3,187,913
790,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	768,275
620,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	630,850
3,127,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	2,957,110
340,000	SandRidge Energy, Inc., 144A, 8.000%, 6/01/2018	323,000
1,065,000	Swift Energy Co., 7.125%, 6/01/2017	1,011,750

		8,878,898

	Industrial Other — 0.5%
530,000	Corp. Pesquera Inca SAC, 144A, 9.000%, 2/10/2017	535,300
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	129,500

		664,800

	Lodging — 1.9%
2,000,000	Royal Caribbean Cruises Ltd., 7.000%, 6/15/2013	2,025,000
670,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	661,625

		2,686,625

	Media Non-Cable — 1.0%
240,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	226,200
415,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	367,275
595,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	575,663

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — continued
$20,000	Clear Channel Communications, Inc., 7.650%, 9/15/2010	$19,925
175,000	Intelsat Corp., 6.875%, 1/15/2028	150,500

		1,339,563

	Metals & Mining — 0.4%
80,000	Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	73,600
125,000	United States Steel Corp., 7.000%, 2/01/2018	123,125
315,000	United States Steel Corp., 7.375%, 4/01/2020	315,788

		512,513

	Non-Captive Consumer — 0.6%
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	8,251
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,858
735,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(c)	522,208
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	247,784

		782,101

	Non-Captive Diversified — 2.1%
30,000	CIT Group, Inc., 7.000%, 5/01/2017	27,675
1,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	931,464
660,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	595,391
139,000	GMAC, Inc., 8.000%, 11/01/2031	132,745
1,105,000	International Lease Finance Corp., 144A, 8.750%, 3/15/2017	1,130,451
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	59,200
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	7,500
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	12,000

		2,896,426

	Oil Field Services — 1.7%
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	426,300
380,000	Basic Energy Services, Inc., 11.625%, 8/01/2014	418,000
350,000	Compagnie Generale de Geophysique-Veritas, 9.500%, 5/15/2016	374,500
305,000	Complete Production Services, Inc., 8.000%, 12/15/2016	301,950
30,000	Key Energy Services, Inc., 8.375%, 12/01/2014	30,337
296,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	296,000
120,000	Parker Drilling Co., 144A, 9.125%, 4/01/2018	122,850

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$385,000	Pioneer Drilling Co., 144A, 9.875%, 3/15/2018	$381,150

		2,351,087

	Paper — 1.1%
340,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	336,600
160,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	159,200
1,071,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	1,071,000

		1,566,800

	Pipelines — 2.0%
2,285,000	El Paso Corp., 6.950%, 6/01/2028	2,063,620
405,000	El Paso Corp., 7.420%, 2/15/2037	357,927
110,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	108,111
235,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	234,593

		2,764,251

	Refining — 0.6%
150,000	Petroplus Finance Ltd., 144A, 6.750%, 5/01/2014	135,000
745,000	Petroplus Finance Ltd., 144A, 7.000%, 5/01/2017	640,700

		775,700

	REITs — 0.1%
170,000	Felcor Lodging LP, 10.000%, 10/01/2014	175,100

	Retailers — 2.2%
250,000	Dillard’s, Inc., 6.625%, 1/15/2018	231,250
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	98,700
545,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	507,531
510,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	469,200
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	27,000
210,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	199,500
1,600,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,536,000

		3,069,181

	Sovereigns — 4.6%
502,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,066,347
350,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	326,782
3,000,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,703,827
4,611,430	Republic of Uruguay, 4.250%, 4/05/2027, (UYU)	236,536

		6,333,492

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Supermarkets — 1.3%
$300,000	American Stores Co., 8.000%, 6/01/2026	$263,250
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	633,750
190,000	New Albertson’s, Inc., 7.750%, 6/15/2026	161,500
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	111,800
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	556,762

		1,727,062

	Supranational — 2.1%
17,499,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	1,570,766
1,500,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	1,304,388
13,400,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	58,600

		2,933,754

	Technology — 4.2%
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	768,450
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,355,825
290,000	Amkor Technology, Inc., 9.250%, 6/01/2016	305,950
1,110,000	First Data Corp., 9.875%, 9/24/2015	957,375
25,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	23,875
580,000	Motorola, Inc., 6.500%, 9/01/2025	563,227
1,000,000	Motorola, Inc., 7.500%, 5/15/2025	1,030,502
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	244,800
560,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	173,600
355,000	Xerox Capital Trust I, 8.000%, 2/01/2027	348,295

		5,771,899

	Textile — 0.2%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	305,625

	Transportation Services — 0.6%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(c)	205,563
640,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	556,800

		762,363

	Wireless — 3.6%
1,443,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	1,370,850
944,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	920,400
1,080,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	1,007,100

Principal Amount (‡)	Description	Value (†)

	Wireless — continued
$2,061,000	Sprint Capital Corp., 6.875%, 11/15/2028	$1,659,105
55,000	Sprint Capital Corp., 6.900%, 5/01/2019	50,325
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	18,550

		5,026,330

	Wirelines — 6.8%
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	50,050
530,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	515,425
1,611,153	FairPoint Communications, Inc., 13.125%, 4/02/2018(d)	261,812
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	79,088
30,000	Frontier Communications Corp., 7.125%, 3/15/2019	28,500
1,245,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,120,500
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	589,875
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	8
770,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	704,550
495,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	482,625
2,860,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	2,717,000
425,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	397,375
1,445,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	1,293,275
275,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	269,500
10,000	Qwest Corp., 6.875%, 9/15/2033	9,650
975,000	Windstream Corp., 7.875%, 11/01/2017	960,375

		9,479,608

	Total Non-Convertible Bonds (Identified Cost $82,713,129)	91,701,641

Convertible Bonds — 18.2%
	Automotive — 1.9%
55,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(e)	46,406
1,720,000	Ford Motor Co., 4.250%, 11/15/2016	2,573,550

		2,619,956

	Diversified Manufacturing — 0.3%
600,000	Trinity Industries, Inc., 3.875%, 6/01/2036	470,250

	Electric — 0.5%
555,000	CMS Energy Corp., 5.500%, 6/15/2029	662,531

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Healthcare — 2.0%
$1,555,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(e)	$1,391,725
40,000	Life Technologies Corp., 1.500%, 2/15/2024	46,900
1,488,000	Omnicare, Inc., 3.250%, 12/15/2035	1,259,220

		2,697,845

	Independent Energy — 0.5%
475,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	345,563
435,000	Penn Virginia Corp., 4.500%, 11/15/2012	408,900

		754,463

	Metals & Mining — 0.6%
470,000	Peabody Energy Corp., 4.750%, 12/15/2066	508,775
245,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	301,350

		810,125

	Pharmaceuticals — 3.5%
950,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	1,900,000
840,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	1,510,950
785,000	Kendle International, Inc., 3.375%, 7/15/2012	741,825
505,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	703,212

		4,855,987

	REITs — 0.3%
195,000	ProLogis, 1.875%, 11/15/2037	183,788
170,000	ProLogis, 2.250%, 4/01/2037	165,325

		349,113

	Technology — 4.7%
1,130,000	Advanced Micro Devices, Inc., 5.750%, 8/15/2012	1,125,762
95,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	91,081
1,580,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,368,675
15,000	Ciena Corp., 0.250%, 5/01/2013	12,450
970,000	Ciena Corp., 0.875%, 6/15/2017	654,750
40,000	Ciena Corp., 4.000%, 3/15/2015	41,400
1,015,000	Intel Corp., 2.950%, 12/15/2035	995,969
345,000	JDS Uniphase Corp., 1.000%, 5/15/2026	311,794
1,330,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	1,226,925
285,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	276,450

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$188,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(c)	$182,360
280,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	210,700

		6,498,316

	Textile — 0.1%
115,000	Iconix Brand Group, Inc., 1.875%, 6/30/2012	107,094

	Wireless — 1.0%
80,000	NII Holdings, Inc., 2.750%, 8/15/2025	81,200
1,435,000	NII Holdings, Inc., 3.125%, 6/15/2012	1,354,281

		1,435,481

	Wirelines — 2.8%
2,235,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	2,058,994
459,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	446,951
400,000	Level 3 Communications, Inc., 10.000%, 5/01/2011	411,000
815,000	Level 3 Communications, Inc., 144A, 7.000%, 3/15/2015(c)	973,925

		3,890,870

	Total Convertible Bonds (Identified Cost $19,143,441)	25,152,031

	Total Bonds and Notes (Identified Cost $101,856,570)	116,853,672

Bank Loans — 1.1%
	Media Non-Cable — 0.1%
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(f)(g)	139,447

	Printing & Publishing — 0.3%
395,696	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	372,338

	Technology — 0.0%
2,407	Sungard Data Systems, Inc., Tranche A, 1.979%, 2/28/2014(g)	2,324

	Wirelines — 0.7%
763,371	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	627,445
35,904	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(h)	25,492
250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(g)	272,500
25,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.501%, 3/13/2014(g)	23,211

		948,648

	Total Bank Loans (Identified Cost $1,341,194)	1,462,757

Shares
Preferred Stocks — 2.1%
Convertible Preferred Stocks — 1.9%
	Automotive — 0.0%
450	Ford Motor Co. Capital Trust II, 6.500%(i)	20,880

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

	Capital Markets — 0.8%
26,890	Newell Financial Trust I, 5.250%	$1,082,322

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	119,424

	Electric Utilities — 0.2%
6,475	AES Trust III, 6.750%	292,589

	Machinery — 0.1%
2,550	United Rentals Trust I, 6.500%	76,819

	Oil, Gas & Consumable Fuels — 0.2%
9,500	El Paso Energy Capital Trust I, 4.750%	355,063

	Semiconductors & Semiconductor Equipment — 0.5%
799	Lucent Technologies Capital Trust I, 7.750%	636,004

	Total Convertible Preferred Stocks (Identified Cost $2,195,580)	2,583,101

Non-Convertible Preferred Stocks — 0.2%
	Banking — 0.2%
274	GMAC, Inc., Series G, 144A, 7.000%	208,857

	Thrifts & Mortgage Finance — 0.0%
300	Federal Home Loan Mortgage Corp., 5.000%(i)(j)	465
7,900	Federal Home Loan Mortgage Corp., 5.570%(i)(j)	6,715
2,850	Federal Home Loan Mortgage Corp., 5.660%(i)(j)	2,391
1,000	Federal Home Loan Mortgage Corp., 5.700%(i)(j)	1,740
1,800	Federal Home Loan Mortgage Corp., 5.790%(i)(j)	2,916
650	Federal Home Loan Mortgage Corp., 5.810%(i)(j)	1,059
1,400	Federal Home Loan Mortgage Corp., 5.900%(i)(j)	1,259
350	Federal Home Loan Mortgage Corp., 6.000%(i)(j)	648
600	Federal Home Loan Mortgage Corp., 6.420%(i)(j)	1,146
1,350	Federal Home Loan Mortgage Corp., 6.550%(i)(j)	1,336
7,400	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(i)(j)	9,398
1,200	Federal National Mortgage Association, 4.750%(i)(j)	1,620
200	Federal National Mortgage Association, 5.125%(i)(j)	302
400	Federal National Mortgage Association, 5.375%(i)(j)	684
350	Federal National Mortgage Association, 5.810%(i)(j)	595
550	Federal National Mortgage Association, 6.750%(i)(j)	512

Shares	Description	Value (†)

10,250	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(i)(j)	$13,017

		45,803

	Total Non-Convertible Preferred Stocks (Identified Cost $634,132)	254,660

	Total Preferred Stocks (Identified Cost $2,829,712)	2,837,761

Common Stocks — 0.8%
	Biotechnology — 0.2%
8,147	Vertex Pharmaceuticals, Inc.(i)	332,968

	Chemicals — 0.0%
1,087	Ashland, Inc.	57,361

	Household Durables — 0.0%
1,775	KB Home	29,731

	Media — 0.1%
3,338	Dex One Corp.(i)	93,197

	Oil, Gas & Consumable Fuels — 0.3%
35,176	El Paso Corp.	381,308

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	256,781

	Thrifts & Mortgage Finance — 0.0%
5,500	Federal Home Loan Mortgage Corp.(i)(j)	6,985

	Total Common Stocks (Identified Cost $1,642,171)	1,158,331

Closed-End Investment Companies — 0.0%
2,535	Morgan Stanley Emerging Markets Debt Fund, Inc.	26,466
2,175	Western Asset High Income Opportunity Fund, Inc.	13,833

	Total Closed-End Investment Companies (Identified Cost $34,947)	40,299

Principal Amount (‡)
Short-Term Investments — 10.3%
$13,307	Repurchase Agreement with State Street Corporation, dated 3/31/2010 at 0.000% to be repurchased at $13,307 on 4/01/2010, collateralized by $15,000 U.S. Treasury Bill, due 7/08/2010 valued at $14,994 including accrued interest (Note 2 of Notes to Financial Statements)	13,307
14,311,357	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $14,311,357 on 4/01/2010, collateralized by $14,600,000 Federal Home Loan Mortgage Corp., 2.125% due 6/18/2013 valued at $14,600,000 including accrued interest (Note 2 of Notes to Financial Statements)	14,311,357

	Total Short-Term Investments (Identified Cost $14,324,664)	14,324,664

	Total Investments — 98.7% (Identified Cost $122,029,258)(a)	136,677,484
	Other assets less liabilities—1.3%	1,861,578

	Net Assets — 100.0%	$138,539,062

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $122,051,259 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,094,699
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,468,474)

	Net unrealized appreciation	$14,626,225

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $1,884,056 or 1.4% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Issuer has filed for bankruptcy.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Non-income producing security.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(k)	The issuer has made partial payments with respect to interest and/or principal. Income is not being accrued.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $10,613,964 or 7.7% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso

Industry Summary at March 31, 2010 (Unaudited)

Wirelines	10.3%
Technology	8.9
Independent Energy	6.9
Healthcare	5.3
Wireless	4.6
Sovereigns	4.6
Automotive	4.0
Pharmaceuticals	3.7
Home Construction	3.6
Electric	3.1
Retailers	2.2
Supranational	2.1
Non-Captive Diversified	2.1
Pipelines	2.0
Other Investments, less than 2% each	25.0
Short-Term Investments	10.3

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.4% of Net Assets
Non-Convertible Bonds — 95.7%
	Australia — 3.1%
200,000	Australia & New Zealand Banking Group Ltd., EMTN, 2.625%, 11/16/2012, (EUR)	$273,070
200,000	National Australia Bank Ltd., EMTN, 3.500%, 1/23/2015, (EUR)	275,928
505,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	471,500

		1,020,498

	Belgium — 3.7%
100,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	169,462
720,000	Kingdom of Belgium, Series 50, 4.000%, 3/28/2013, (EUR)	1,042,690

		1,212,152

	Brazil — 1.1%
190,279(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	105,488
100,000	NET Servicos de Comunicacao SA, 144A, 7.500%, 1/27/2020	105,500
250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	141,986

		352,974

	Canada — 6.3%
225,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	222,147
170,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	167,251
805,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(b)	853,293
165,000	Corus Entertainment, Inc., 144A, 7.250%, 2/10/2017, (CAD)	165,429
200,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	278,011
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	205,909
200,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	202,713

		2,094,753

	Cayman Islands — 1.7%
60,000	DASA Finance Corp., 144A, 8.750%, 5/29/2018	64,200
100,000	Fibria Overseas Finance Ltd., 144A, 9.250%, 10/30/2019	114,000
200,000	Hutchison Whampoa Finance Ltd., 4.625%, 9/21/2016, (EUR)	278,210
100,000	Odebrecht Finance Ltd., 144A, 7.000%, 4/21/2020	104,125

		560,535

	Denmark — 1.9%
3,250,000	Denmark Government Bond, 4.000%, 11/15/2015, (DKK)	631,571

	France — 6.3%
100,000	Cie Financiere et Industrielle des Autoroutes, 5.250%, 4/30/2018, (EUR)	147,848

Principal Amount (‡)	Description	Value (†)

	France — continued
375,000	Government of France, 4.000%, 4/25/2013, (EUR)	$544,126
305,000	Government of France, 4.250%, 10/25/2017, (EUR)	447,283
315,000	Government of France, 5.000%, 10/25/2016, (EUR)	482,274
140,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	181,282
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	68,857
70,000	Veolia Environnement, EMTN, 6.125%, 11/25/2033, (EUR)	107,226
100,000	Wendel, 4.875%, 5/26/2016, (EUR)	119,546

		2,098,442

	Germany — 19.3%
100,000	Bertelsmann AG, EMTN, 3.625%, 10/06/2015, (EUR)	132,785
185,000	Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)	252,290
110,000	Landesbank Baden-Wuerttemberg, 3.750%, 2/12/2014, (EUR)	157,451
105,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	150,872
735,000	Republic of Germany, 3.250%, 1/04/2020, (EUR)	1,005,366
315,000	Republic of Germany, 3.750%, 7/04/2013, (EUR)	455,730
1,005,000	Republic of Germany, 3.750%, 1/04/2017, (EUR)(b)	1,451,757
395,000	Republic of Germany, 4.000%, 4/13/2012, (EUR)	565,870
285,000	Republic of Germany, 4.000%, 1/04/2037, (EUR)	393,673
490,000	Republic of Germany, 4.250%, 7/04/2017, (EUR)	727,795
380,000	Republic of Germany, 4.500%, 1/04/2013, (EUR)	557,448
295,000	Republic of Germany, 6.500%, 7/04/2027, (EUR)	539,335

		6,390,372

	India — 0.6%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	99,542
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	94,153

		193,695

	Indonesia — 0.3%
100,000	Adaro Indonesia PT, 144A, 7.625%, 10/22/2019	103,880

	Ireland — 0.8%
30,000,000	Depfa ACS Bank, Series 686, EMTN, 1.650%, 12/20/2016, (JPY)	272,960

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Italy — 1.1%
100,000	Atlantia SpA, Series 5, EMTN, 5.625%, 5/06/2016, (EUR)	$149,223
150,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	203,361

		352,584

	Japan — 13.6%
83,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	917,386
123,000,000	Japan Government, 0.700%, 6/20/2014, (JPY)	1,328,886
160,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	1,722,150
35,000,000	Japan Government, 1.400%, 6/20/2011, (JPY)	379,997
160,000	Nomura Holdings, Inc., 6.700%, 3/04/2020	166,050

		4,514,469

	Jersey — 0.2%
50,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	79,535

	Luxembourg — 0.8%
150,000	Enel Finance International SA, EMTN, 5.625%, 8/14/2024, (GBP)	227,971
25,000	Telecom Italia Finance SA, EMTN, 7.750%, 1/24/2033, (EUR)	39,915

		267,886

	Mexico — 2.7%
160,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	163,200
85,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	86,275
10,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	84,465
41,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	352,009
10,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	81,003
100,000	Mexichem SAB de CV, 144A, 8.750%, 11/06/2019	108,500

		875,452

	Netherlands — 1.7%
150,000	Kingdom of Netherlands, 5.000%, 7/15/2011, (EUR)	213,586
100,000	Majapahit Holding BV, 144A, 7.750%, 1/20/2020	108,500
150,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	232,913

		554,999

	Norway — 2.9%
275,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	48,455
2,625,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	479,592
2,075,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	363,237

Principal Amount (‡)	Description	Value (†)

	Norway — continued
310,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	$57,972

		949,256

	Poland — 0.2%
80,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	77,883

	Russia — 0.3%
100,000	Lithuania Government International Bond, 144A, 7.375%, 2/11/2020	109,455

	Singapore — 2.1%
130,000	Republic of Singapore, 1.625%, 4/01/2013, (SGD)	95,137
810,000	Republic of Singapore, 2.250%, 7/01/2013, (SGD)	603,938

		699,075

	South Africa — 0.5%
150,000	Edcon Proprietary Ltd., 144A, 3.900%, 6/15/2014, (EUR)(c)	154,481

	Supranational — 4.9%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	442,542
25,000,000	European Investment Bank, 1.250%, 9/20/2012, (JPY)	273,536
44,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	482,503
921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	82,672
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	336,075

		1,617,328

	Sweden — 4.8%
2,700,000	Sweden Government Bond, 4.500%, 8/12/2015, (SEK)	411,181
5,100,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	774,429
100,000	Telefonaktiebolaget LM Ericsson, EMTN, 5.375%, 6/27/2017, (EUR)	144,444
200,000	Volvo Treasury AB, Series 225, EMTN, 5.000%, 5/31/2017, (EUR)	266,635

		1,596,689

	Switzerland — 0.4%
100,000	Credit Suisse London, EMTN, 5.125%, 9/18/2017, (EUR)	146,473

	United Arab Emirates — 0.3%
100,000	DP World Ltd., 144A, 6.850%, 7/02/2037	85,871

	United Kingdom — 6.1%
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	74,381
100,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	155,189
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	80,561
25,000	National Grid PLC, EMTN, 4.375%, 3/10/2020, (EUR)	34,336

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United Kingdom — continued
75,000	National Grid PLC, EMTN, 5.000%, 7/02/2018, (EUR)	$109,002
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	139,292
50,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	73,128
155,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	246,413
105,000	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	169,177
285,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	462,718
105,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	172,715
100,000	Virgin Media Secured Finance PLC, 144A, 7.000%, 1/15/2018, (GBP)	154,975
100,000	Vodafone Group PLC, Series 25, EMTN, 5.375%, 6/06/2022, (EUR)	145,292

		2,017,179

	United States — 8.0%
80,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	132,251
50,000	Alcoa, Inc., 6.750%, 1/15/2028	46,251
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	139,529
165,000	Ball Corp., 6.750%, 9/15/2020	167,888
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	67,807
100,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	137,972
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	125,785
100,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	161,040
55,000	HCA, Inc., 5.750%, 3/15/2014	51,906
45,000	HCA, Inc., 8.360%, 4/15/2024	42,638
200,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	280,362
70,000	IPALCO Enterprises, Inc., 144A, 7.250%, 4/01/2016	72,625
955,000,000	JPMorgan Chase Bank NA, EMTN, 144A, Zero Coupon, 10/17/2011, (IDR)	95,064
150,000	Kraft Foods, Inc., 6.250%, 3/20/2015, (EUR)	229,057
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	128,601
95,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	152,236
75,000	Motorola, Inc., 6.625%, 11/15/2037	70,388
50,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	68,883
100,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	125,273

Principal Amount (‡)	Description	Value (†)

	United States — continued
$70,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	$70,322
84,000	Sprint Capital Corp., 8.375%, 3/15/2012	87,360
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	133,235
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	66,899

		2,653,372

	Total Non-Convertible Bonds (Identified Cost $31,968,799)	31,683,819

Convertible Bonds — 0.7%
	United States — 0.7%
190,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	182,162
50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d)	44,750

	Total Convertible Bonds (Identified Cost $214,779)	226,912

	Total Bonds and Notes (Identified Cost $32,183,578)	31,910,731

Short-Term Investments — 1.2%
391,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $391,292 on 4/01/2010, collateralized by $400,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/2013 valued at $400,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $391,292)	391,292

	Total Investments — 97.6% (Identified Cost $32,574,870)(a)	32,302,023
	Other assets less liabilities—2.4%	808,300

	Net Assets — 100.0%	$33,110,323

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2010, the net unrealized depreciation on investments based on a cost of $32,657,582 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$712,182
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,067,741)

	Net unrealized depreciation	$(355,559)

(b)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(c)	Variable rate security. Rate as of March 31, 2010 is disclosed.

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $1,886,630 or 5.7% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	11/16/2010	Chinese Renminbi	2,350,000	$345,444	$(10,122)
Buy[2]	6/16/2010	Euro	507,000	684,810	(3,645)
Sell[2]	6/16/2010	Euro	383,000	517,322	10,084
Buy[3]	9/23/2010	Indian Rupee	15,000,000	329,165	1,940
Buy[4]	6/16/2010	Japanese Yen	100,300,000	1,073,258	(35,770)
Buy[4]	9/22/2010	Malaysian Ringgit	1,100,000	334,022	2,596
Buy[3]	6/14/2010	South Korean Won	355,000,000	312,930	938
Buy[5]	6/14/2010	South Korean Won	720,000,000	634,675	1,819
Buy[2]	6/14/2010	South Korean Won	770,000,000	678,749	1,945

Total					$(30,215)

1 Counterparty is Morgan Stanley.

2 Counterparty is Credit Suisse.

3 Counterparty is UBS.

4 Counterparty is JPMorgan Chase.

5 Counterparty is Barclays Bank PLC.

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	52.5%
Banking	7.4
Supranational	4.9
Sovereigns	4.3
Government Guaranteed	3.5
Media Cable	2.1
Other Investments, less than 2% each	21.7
Short-Term Investments	1.2

Total Investments	97.6
Other assets less liabilities (including open forward foreign currency contracts)	2.4

Net Assets	100.0%

Currency Exposure at March 31, 2010 as a Percentage of Net Assets (Unaudited)

Euro	42.2%
Japanese Yen	19.0
United States Dollar	8.3
British Pound	8.3
Canadian Dollar	4.9
Swedish Krona	3.6
Norwegian Krone	2.9
Singapore Dollar	2.1
Other, less than 2% each	6.3

Total Investments	97.6
Other assets less liabilities (including open forward foreign currency contracts)	2.4

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND —

PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount	Description	Value (†)

Bonds and Notes — 96.2% of Net Assets
	ABS Car Loan — 3.1%
$1,593,178	ARI Fleet Lease Trust, Series 2010-A, Class A, 144A, 1.680%, 8/15/2018(b)	$1,593,165
510,746	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	523,605
3,245,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 144A, 1.896%, 1/26/2015(b)	3,244,992
1,810,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 144A, 1.380%, 1/15/2015(b)	1,815,022
363,635	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	372,055

		7,548,839

	ABS Credit Card — 1.0%
985,000	American Express Credit Account Master, Series 2004-2 Class A, 0.400%, 12/15/2016(b)	978,125
1,500,000	Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8, 0.291%, 12/17/2018(b)	1,444,662

		2,422,787

	ABS Home Equity — 0.8%
836,884	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	674,539
597,632	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	557,682
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	618,078

		1,850,299

	Collateralized Mortgage Obligations — 0.3%
668,548	Federal Home Loan Mortgage Corp., Series 2901, Class UA, 5.000%, 1/15/2030	704,916
60,821	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	62,320

		767,236

	Commercial Mortgage-Backed Securities — 12.8%
1,500,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,424,132
2,000,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,926,976
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	361,606
1,400,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.298%, 12/10/2049(b)	1,410,743
2,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	2,130,094
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.960%, 6/10/2046(b)	1,445,197
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 6.019%, 6/15/2038(b)	2,694,935

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$825,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	$736,672
1,610,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.912%, 6/15/2039(b)	1,450,278
2,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	1,819,108
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	2,688,325
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.085%, 7/10/2038(b)	1,529,124
1,860,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	1,869,359
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,128,582
1,685,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	1,646,910
3,014,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	2,763,231
1,720,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	1,577,412
815,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	826,160
1,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	1,386,561

		30,815,405

	Government Guaranteed — 12.0%
7,000,000	Citigroup Funding, Inc., 0.301%, 7/12/2012 (FDIC insured)(b)	7,006,755
3,000,000	Citigroup Funding, Inc., Series D, MTN, 0.579%, 4/30/2012 (FDIC insured)(b)	3,020,829
9,240,000	General Electric Capital Corp., 0.271%, 12/21/2012 (FDIC insured)(b)	9,239,982
1,400,000	General Electric Capital Corp., Series G, MTN, 2.625%, 12/28/2012 (FDIC insured)	1,437,671
4,175,000	GMAC, Inc., 1.750%, 10/30/2012 (FDIC insured)	4,199,152
2,340,000	US Central Federal Credit Union, 1.900%, 10/19/2012 (FDIC insured)	2,361,563
1,800,000	West Corp. Federal Credit Union, 1.750%, 11/02/2012 (FDIC insured)	1,805,190

		29,071,142

	Government Owned - No Guarantee — 9.9%
7,600,000	Federal Home Loan Mortgage Corp., 1.125%, 12/15/2011	7,617,358
6,000,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	6,108,468
1,600,000	Federal Home Loan Mortgage Corp., 4.125%, 10/18/2010	1,631,858

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND —

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount	Description	Value (†)

	Government Owned - No Guarantee — continued
$5,000,000	Federal National Mortgage Association, 1.750%, 3/23/2011	$5,056,955
3,420,000	Federal National Mortgage Association, 2.000%, 1/09/2012	3,473,687

		23,888,326

	Government Sponsored — 6.9%
6,800,000	Federal Home Loan Bank, 1.125%, 6/03/2011	6,835,435
5,000,000	Federal Home Loan Bank, 1.625%, 7/27/2011	5,055,415
3,000,000	Federal Home Loan Bank, 3.375%, 10/20/2010	3,047,646
1,700,000	Federal Home Loan Bank, 3.625%, 9/16/2011	1,770,783

		16,709,279

	Hybrid ARMs — 0.9%
1,969,436	FNMA, 6.015%, 2/01/2037(b)	2,078,204

	Mortgage Related — 23.2%
5,100,000	Federal Home Loan Mortgage Corp., 0.149%, 2/02/2012(b)	5,090,029
645,878	FHLMC, 4.500%, 5/01/2034	652,519
2,963,251	FHLMC, 5.500%, 10/01/2023	3,174,597
3,858,501	FHLMC 6.000%, with various maturities from 2019 to 2021(c)	4,172,282
5,774,100	FHLMC 6.500%, with various maturities from 2014 to 2034(c)	6,310,083
154,250	FHLMC, 7.000%, 2/01/2016	167,519
15,148	FHLMC 7.500%, with various maturities from 2012 to 2026(c)	16,303
10,825	FHLMC, 8.000%, 9/01/2015	11,862
4,266	FHLMC, 10.000%, 7/01/2019	4,804
121,881	FHLMC 11.500%, with various maturities from 2015 to 2020(c)	130,731
8,741,027	FNMA 4.000%, with various maturities from 2018 to 2019(c)	9,062,645
759,312	FNMA, 4.500%, 9/01/2019	798,234
1,519,352	FNMA 5.500%, with various maturities from 2017 to 2033(c)	1,619,942
16,808,078	FNMA 6.000%, with various maturities from 2017 to 2022(c)	18,167,284
4,695,111	FNMA 6.500%, with various maturities from 2017 to 2037(c)	5,117,303
183,910	FNMA, 7.000%, 12/01/2022	201,701
356,482	FNMA 7.500%, with various maturities from 2015 to 2032(c)	400,611
53,335	FNMA 8.000%, with various maturities from 2015 to 2016(c)	58,473
85,808	GNMA, 6.000%, 12/15/2031	93,081

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$298,722	GNMA, 6.500%, 5/15/2031	$328,596
285,946	GNMA, 7.000%, 10/15/2028	320,886
2,151	GNMA, 12.500%, 6/15/2014	2,439
32,519	GNMA 16.000%, with various maturities from 2011 to 2012(c)	35,778
9,927	GNMA 17.000%, with various maturities in 2011(c)	10,706

		55,948,408

	Treasuries — 25.3%
15,100,000	U.S. Treasury Note, 0.875%, 5/31/2011	15,164,885
24,625,000	U.S. Treasury Note, 1.000%, 9/30/2011	24,724,066
4,800,000	U.S. Treasury Note, 1.000%, 3/31/2012	4,797,744
3,415,000	U.S. Treasury Note, 1.500%, 10/31/2010	3,438,744
4,785,000	U.S. Treasury Note, 2.375%, 2/28/2015	4,752,127
8,050,000	U.S. Treasury Note, 2.625%, 7/31/2014	8,160,060

		61,037,626

	Total Bonds and Notes (Identified Cost $224,625,739)	232,137,551

Short-Term Investments — 5.1%
4,000,000	Federal Home Loan Mortgage Corp. Discount Note, 0.135%, 5/03/2010(d)	3,999,716
8,283,850	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $8,283,850 on 4/01/2010, collateralized by $8,420,000 Federal National Mortgage Association, 3.000% due 1/29/2015 valued at $8,451,575 including accrued interest (Note 2 of Notes to Financial Statements)	8,283,850

	Total Short-Term Investments (Identified Cost $12,283,370)	12,283,566

	Total Investments — 101.3% (Identified Cost $236,909,109)(a)	244,421,117
	Other assets less liabilities—(1.3)%	(3,146,090)

	Net Assets — 100.0%	$241,275,027

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2010, the net unrealized appreciation on investments based on a cost of $237,040,343 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,830,294
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(449,520)

	Net unrealized appreciation	$7,380,774

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND —  PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $6,653,179 or 2.8% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	25.3%
Mortgage Related	23.2
Commercial Mortgage-Backed Securities	12.8
Government Guaranteed	12.0
Government Owned—No Guarantee	9.9
Government Sponsored	6.9
ABS Car Loan	3.1
Other Investments, less than 2% each	3.0
Short-Term Investments	5.1

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 91.4% of Net Assets
Non-Convertible Bonds — 82.4%
	ABS Car Loan — 0.1%
$11,305,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 144A, 0.380%, 8/20/2013(b)	$10,659,962

	ABS Credit Card — 0.6%
80,700,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	85,382,359

	Aerospace & Defense — 0.1%
1,380,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	1,431,750
870,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	837,955
11,800,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	10,856,000

		13,125,705

	Airlines — 1.9%
3,222,650	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	3,730,218
432,651	American Airlines Pass Through Trust, Series 93A6, 8.040%, 9/16/2011	411,019
145,287	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	148,920
7,169,663	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	7,080,043
3,339,995	Continental Airlines Pass Through Trust, Series 1997-4, Class 4B, 6.900%, 7/02/2018	3,223,095
3,046,379	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,939,755
5,801,291	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	5,409,704
5,029,719	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	4,778,233
1,542,353	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,565,488
1,535,749	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,535,749
7,707,691	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	7,322,307
2,067,163	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,922,462
2,760,159	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	2,608,350
11,915,000	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	11,706,487

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$19,647,000	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	$17,878,770
19,595,724	Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016	21,163,382
17,425,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 11/10/2019	18,644,750
3,145,000	Delta Air Lines, Inc., 144A, 9.500%, 9/15/2014	3,306,181
2,450,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	2,560,250
1,526,968	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	1,526,968
8,464,020	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	7,786,898
27,413,153	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	25,652,954
7,500,000	Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016	7,725,000
2,201,154	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	2,091,096
24,085,629	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	22,032,811
1,500,000	Qantas Airways Ltd., 144A, 5.125%, 6/20/2013	1,531,428
32,710,000	Qantas Airways Ltd., 144A, 6.050%, 4/15/2016	33,800,748
17,870,524	UAL Pass through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	16,530,234
11,325,000	UAL Pass through Trust, Series 2009-1, 10.400%, 5/01/2018	12,174,375

		248,787,675

	Automotive — 3.0%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	255,725
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,768,639
2,145,000	Cummins, Inc., 7.125%, 3/01/2028	2,120,253
3,100,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	511,172
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	8,976,761
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,229,875
5,700,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	8,833,119
18,566,000	Ford Motor Co., 6.375%, 2/01/2029	15,084,875
1,975,000	Ford Motor Co., 6.500%, 8/01/2018	1,876,250
500,000	Ford Motor Co., 6.625%, 2/15/2028	420,000
73,314,000	Ford Motor Co., 6.625%, 10/01/2028	61,583,760

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$1,940,000	Ford Motor Co., 7.125%, 11/15/2025	$1,653,850
88,470,000	Ford Motor Co., 7.450%, 7/16/2031	83,604,150
1,250,000	Ford Motor Co., 7.500%, 8/01/2026	1,109,375
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	11,056,154
24,235,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	25,056,348
5,940,000	Ford Motor Credit Co. LLC, 7.500%, 8/01/2012	6,150,757
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	1,039,579
47,810,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	50,332,264
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	15,377,628
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	10,882,858
50,000,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	54,215,500
1,645,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	1,684,441
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,292,663
9,635,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	10,405,800
1,300,000	TRW Automotive, Inc., 144A, 7.000%, 3/15/2014	1,280,500
3,100,000	TRW Automotive, Inc., 144A, 7.250%, 3/15/2017	2,991,500
5,300,000	TRW Automotive, Inc., 144A, 8.875%, 12/01/2017	5,492,125

		394,285,921

	Banking — 6.5%
67,925,000	AgriBank FCB, 144A, 9.125%, 7/15/2019(c)	77,275,556
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	21,672,343
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	18,268,104
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,655,312
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,742,519
8,020,000	Bank of America NA, 5.300%, 3/15/2017	7,939,006
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	50,164,277
17,310,000,000	Barclays Financial LLC, EMTN, 144A, 4.060%, 9/16/2010, (KRW)	15,328,969
21,340,000,000	Barclays Financial LLC, EMTN, 144A, 4.460%, 9/23/2010, (KRW)	18,933,236
224,520,000,000	BNP Paribas SA, EMTN, 144A, Zero Coupon, 6/13/2011, (IDR)	22,450,766
2,165,000	Capital One Financial Corp., 6.150%, 9/01/2016	2,246,131

Principal Amount (‡)	Description	Value (†)

	Banking — continued
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	$10,628,408
47,120,000	Citigroup, Inc., 5.000%, 9/15/2014	47,053,608
985,000	Citigroup, Inc., 5.850%, 12/11/2034	894,390
22,790,000	Citigroup, Inc., 5.875%, 2/22/2033	19,664,260
10,819,000	Citigroup, Inc., 6.000%, 10/31/2033	9,486,294
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	5,288,180
45,862,000	Citigroup, Inc., 6.375%, 8/12/2014	48,994,512
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	4,167,429
64,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	66,233,984
9,905,000	First Niagara Financial Group, Inc., 6.750%, 3/19/2020	10,009,537
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	386,772
30,375,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	30,336,849
1,285,000	Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/2020	1,273,115
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	105,597,077
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	8,558,535
109,312,000,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011, (IDR)	11,211,703
229,157,783,660	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	21,763,631
599,726,100,000	JPMorgan Chase & Co., EMTN, 144A, Zero Coupon, 3/28/2011, (IDR)	61,511,552
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	50,465,881
76,496,404,750	JPMorgan Chase Bank, EMTN, 144A, Zero Coupon, 10/21/2010, (IDR)	8,104,020
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	2,991,925
1,400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,288,129
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	28,235,443
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,436,729
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	5,830,189
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	687,833
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,301,599
26,665,000	Morgan Stanley, 4.750%, 4/01/2014	27,227,018
5,050,000	Morgan Stanley, 5.125%, 11/30/2015, (GBP)	7,852,563

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	$8,425,974
2,900,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	2,965,943
6,600,000	Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019	6,576,728
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,352,598

		865,478,627

	Brokerage — 0.0%
4,000,000	Jefferies Group, Inc., 8.500%, 7/15/2019	4,437,372

	Building Materials — 1.0%
3,255,000	Masco Corp., 4.800%, 6/15/2015	3,140,255
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,163,716
13,440,000	Masco Corp., 6.125%, 10/03/2016	13,401,924
2,045,000	Masco Corp., 6.500%, 8/15/2032	1,755,213
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,039,195
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	35,252,700
44,212,000	USG Corp., 6.300%, 11/15/2016	39,569,740
14,155,000	USG Corp., 9.500%, 1/15/2018	14,314,244

		129,636,987

	Chemicals — 1.0%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	16,744,640
6,920,000	Borden, Inc., 8.375%, 4/15/2016	5,743,600
8,757,000	Borden, Inc., 9.200%, 3/15/2021	7,049,385
38,140,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	45,532,180
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	11,640,000
24,086,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	24,567,720
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	4,834,239
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	6,922,974
2,730,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	3,055,580

		126,090,318

	Construction Machinery — 0.9%
48,305,000	Case New Holland, Inc., 144A, 7.750%, 9/01/2013	50,116,437
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,357,013
1,645,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	1,628,550

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — continued
$10,790,000	Terex Corp., 8.000%, 11/15/2017	$10,493,275
18,703,000	United Rentals North America, Inc., 7.000%, 2/15/2014	17,300,275
14,955,000	United Rentals North America, Inc., 7.750%, 11/15/2013	14,356,800
26,935,000	United Rentals North America, Inc., 10.875%, 6/15/2016	29,291,813

		124,544,163

	Consumer Cyclical Services — 0.8%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	569,500
4,675,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	3,564,688
101,985,000	Western Union Co. (The), 6.200%, 11/17/2036	103,716,093

		107,850,281

	Consumer Products — 0.1%
9,860,000	Whirlpool Corp., 8.000%, 5/01/2012	10,836,732
5,915,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	6,864,576

		17,701,308

	Distributors — 0.0%
1,500,000	EQT Corp., 8.125%, 6/01/2019	1,782,058

	Diversified Manufacturing — 0.7%
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,480,600
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	523,447
9,950,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	13,256,874
5,020,000	Textron, Inc., 5.600%, 12/01/2017	5,056,209
26,000,000	Textron, Inc., 6.200%, 3/15/2015	27,538,290
18,635,000	Textron, Inc., 7.250%, 10/01/2019	20,133,068
16,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	22,515,134

		90,503,622

	Electric — 3.4%
4,020,000	AES Corp. (The), 7.750%, 3/01/2014	4,110,450
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)(c)	8,613,780
8,582,347	AES Ironwood LLC, 8.857%, 11/30/2025	8,410,700
1,072,018	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,096,138
70,811,970	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	71,834,495
3,710,000	Calpine Corp., 144A, 7.250%, 10/15/2017	3,645,075
3,363,840	CE Generation LLC, 7.416%, 12/15/2018	3,402,046

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$32,125,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	$30,809,546
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	8,005,250
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	830,000
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	6,518,400
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	377,500
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	6,187,650
1,132,099	Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	1,137,760
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	60,928,000
250,000	Empresa Nacional de Electricidad SA, (Endesa-Chile), 8.350%, 8/01/2013	285,022
4,875,000	Empresa-Chile Overseas Co., 7.875%, 2/01/2027	5,344,550
5,940,000	Energy Future Holdings Corp., 144A, 10.000%, 1/15/2020	6,229,575
555,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	607,861
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	5,315,321
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	16,502,200
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	46,587,568
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,518,750
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,962,500
1,379,875	Quezon Power (Philippines) Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,400,573
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	22,643,925
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	761,554
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	455,225
7,165,000	Toledo Edison Co., 6.150%, 5/15/2037	7,223,997
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	36,697,100
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	52,902,200
6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,437,625
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	7,125,165
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	9,811,757
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(c)	3,416,680

		450,135,938

Principal Amount (‡)	Description	Value (†)

	Entertainment — 0.1%
$12,679,000	Viacom, Inc., 6.875%, 4/30/2036	$13,442,086

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 144A, 10.500%, 9/15/2039	21,407,820

	Food & Beverage — 0.3%
2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	2,053,725
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	22,527,132
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032	13,873,719
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	948,112

		39,402,688

	Government Owned - No Guarantee — 0.3%
26,435,000	Abu Dhabi National Energy Co., 144A, 7.250%, 8/01/2018	28,494,128
13,600,000	DP World Ltd., 144A, 6.850%, 7/02/2037	11,678,497

		40,172,625

	Government Sponsored — 0.4%
66,595,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	49,994,656

	Health Insurance — 0.5%
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	14,939,668
2,000,000	CIGNA Corp., 6.350%, 3/15/2018	2,154,480
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037	51,337,250

		68,431,398

	Healthcare — 3.2%
4,075,000	Boston Scientific Corp., 5.125%, 1/12/2017	3,824,815
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,784,302
10,230,000	Boston Scientific Corp., 6.000%, 1/15/2020	9,664,189
4,155,000	Boston Scientific Corp., 6.400%, 6/15/2016	4,237,481
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	14,852,660
17,785,000	HCA, Inc., 5.750%, 3/15/2014	16,784,594
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,771,500
17,035,000	HCA, Inc., 6.375%, 1/15/2015	16,183,250
49,350,000	HCA, Inc., 6.500%, 2/15/2016	46,820,812
2,074,000	HCA, Inc., 6.750%, 7/15/2013	2,074,000
14,620,000	HCA, Inc., 7.050%, 12/01/2027	12,500,100
11,104,000	HCA, Inc., 7.190%, 11/15/2015	10,493,280

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$20,392,000	HCA, Inc., 7.500%, 12/15/2023	$18,658,680
18,780,000	HCA, Inc., 7.500%, 11/06/2033	16,338,600
44,258,000	HCA, Inc., 7.690%, 6/15/2025	40,938,650
31,650,000	HCA, Inc., 8.360%, 4/15/2024	29,988,375
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	14,312,575
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	8,352,960
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	12,212,199
92,120,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	105,027,117
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	3,131,889
31,009,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	25,272,335
1,570,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	1,585,700
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	4,997,294

		424,807,357

	Home Construction — 1.0%
1,625,000	D.R. Horton, Inc., 6.500%, 4/15/2016	1,629,062
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	11,433,975
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	4,937,650
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	1,673,775
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	1,139,288
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015	3,815,700
16,075,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2016	12,377,750
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	4,847,100
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	2,091,600
1,685,000	KB Home, 5.750%, 2/01/2014	1,634,450
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	7,902,150
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	5,572,800
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	10,834,112
2,720,000	Lennar Corp., Series B, 5.125%, 10/01/2010	2,737,000
3,745,000	Pulte Group, Inc., 5.200%, 2/15/2015	3,590,519
46,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	35,851,500

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	$10,552,000
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	4,235,992

		126,856,423

	Independent Energy — 1.3%
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	49,336,567
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,482,898
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	14,173,875
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	22,066,025
15,054,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	15,317,445
3,000,000	Connacher Oil and Gas Ltd., 144A, 11.750%, 7/15/2014	3,315,000
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	6,413,813
1,805,000	Penn Virginia Corp., 10.375%, 6/15/2016	1,958,425
7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	7,060,702
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,759,016
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,537,325
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,374,050
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	8,790,151
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	24,686,176

		167,271,468

	Industrial Other — 0.1%
545,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013	549,769
20,000,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	18,500,000

		19,049,769

	Life Insurance — 0.4%
2,855,000	American International Group, Inc., 4.900%, 6/02/2014, (CAD)	2,586,127
4,815,000	American International Group, Inc., MTN, 5.450%, 5/18/2017	4,429,530
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	2,033,733
23,190,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	21,547,360
1,500,000	MetLife, Inc., 6.400%, 12/15/2066	1,342,500
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	12,399,718
6,700,000	Unum Group, 7.125%, 9/30/2016	7,283,141

		51,622,109

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Media Cable — 2.0%
$31,795,000	Comcast Corp., 5.650%, 6/15/2035	$29,436,224
8,810,000	Comcast Corp., 6.500%, 11/15/2035	9,023,872
161,264,000	Comcast Corp., 6.950%, 8/15/2037	174,458,298
400,000	CSC Holdings LLC, 7.875%, 2/15/2018	420,000
2,540,000	CSC Holdings LLC, 144A, 8.500%, 4/15/2014	2,705,100
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	25,612,855
17,959,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	20,066,686
2,720,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	2,890,000
1,065,573	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	1,669,558

		266,282,593

	Media Non-Cable — 0.6%
1,140,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	1,074,450
3,370,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	2,982,450
4,740,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	4,585,950
145,000	Clear Channel Communications, Inc., 7.650%, 9/15/2010	144,456
225,000	Intelsat Corp., 6.875%, 1/15/2028	193,500
46,000,000	News America, Inc., 6.150%, 3/01/2037	45,342,246
11,140,000	News America, Inc., 6.200%, 12/15/2034	11,110,824
13,075,000	News America, Inc., 6.400%, 12/15/2035	13,351,563

		78,785,439

	Metals & Mining — 0.5%
10,000,000	Alcoa, Inc., 5.720%, 2/23/2019	9,721,620
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,628,464
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,151,997
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,005,337
9,785,000	Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	9,002,200
1,840,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	1,801,533
1,730,000	Teck Resources Ltd., 10.250%, 5/15/2016	2,058,700
1,000,000	Teck Resources Ltd., 10.750%, 5/15/2019	1,225,000
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,737,500
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,829,940

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$16,435,000	United States Steel Corp., 7.000%, 2/01/2018	$16,188,475

		61,350,766

	Non-Captive Consumer — 4.1%
4,900,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	4,199,177
229,690,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	201,187,538
37,749,000	Residential Capital LLC, 9.625%, 5/15/2015	37,182,765
995,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	829,015
109,950(††)	SLM Corp., 6.000%, 12/15/2043	1,956,835
20,590,000	SLM Corp., MTN, 5.050%, 11/14/2014	19,053,677
3,695,000	SLM Corp., MTN, 5.125%, 8/27/2012	3,671,537
1,665,000	SLM Corp., MTN, 8.000%, 3/25/2020	1,621,309
4,700,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	5,887,823
5,625,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	5,650,892
54,478,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	52,046,048
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	38,033,298
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	11,935,303
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	19,362,819
24,705,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	23,400,304
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	1,403,041
28,150,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	21,721,244
6,100,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(c)	4,333,970
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	96,139,977

		549,616,572

	Non-Captive Diversified — 8.0%
18,096,402	CIT Group, Inc., 7.000%, 5/01/2013	17,598,751
27,144,615	CIT Group, Inc., 7.000%, 5/01/2014	25,651,661
27,144,615	CIT Group, Inc., 7.000%, 5/01/2015	25,312,353
66,996,037	CIT Group, Inc., 7.000%, 5/01/2016	61,803,844
70,052,457	CIT Group, Inc., 7.000%, 5/01/2017	64,623,392
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	5,048,607
6,610,000	General Electric Capital Corp., EMTN, 9.000%, 1/04/2011, (NZD)	4,856,118

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	$56,305,203
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	46,788,165
43,080,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	32,329,868
15,305,000	General Electric Capital Corp., Series A, MTN, 0.551%, 5/13/2024(b)	12,933,903
115,000,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012, (SGD)	83,229,601
243,057,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	172,894,809
5,760,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	5,196,136
43,074,000	GMAC, Inc., 5.375%, 6/06/2011	42,912,472
3,390,000	GMAC, Inc., 5.750%, 9/27/2010	3,403,560
905,000	GMAC, Inc., 6.000%, 4/01/2011	903,869
36,075,000	GMAC, Inc., 6.000%, 12/15/2011	36,165,188
311,000	GMAC, Inc., 144A, 6.625%, 12/17/2010	312,944
15,426,000	GMAC, Inc., 6.625%, 5/15/2012	15,580,260
22,211,000	GMAC, Inc., 6.750%, 12/01/2014	22,099,945
6,829,000	GMAC, Inc., 6.875%, 9/15/2011	6,939,971
2,947,000	GMAC, Inc., 6.875%, 8/28/2012	2,987,521
7,702,000	GMAC, Inc., 7.000%, 2/01/2012	7,836,785
17,038,000	GMAC, Inc., 7.500%, 12/31/2013	17,336,165
32,711,000	GMAC, Inc., 8.000%, 12/31/2018	32,220,335
25,955,000	GMAC, Inc., 8.000%, 11/01/2031	24,787,025
49,800,000	GMAC, Inc., 144A, 8.300%, 2/12/2015	52,290,000
10,985,000	International Lease Finance Corp., 6.375%, 3/25/2013	10,735,168
23,370,000	International Lease Finance Corp., 144A, 8.625%, 9/15/2015	23,890,146
2,330,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,197,826
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,360,580
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	30,434,250
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010	5,241,863
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	2,607,413
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	17,437,875
1,530,000	iStar Financial, Inc., 5.700%, 3/01/2014	1,216,350

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	$3,832,950
4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	3,563,100
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	6,611,250
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	3,160,500
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	30,036,150
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	1,604,225
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	35,688,000

		1,060,966,097

	Oil Field Services — 1.6%
7,015,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	6,208,275
8,060,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	7,737,600
10,860,000	Nabors Industries, Inc., 6.150%, 2/15/2018	11,569,234
107,054,000	Nabors Industries, Inc., 9.250%, 1/15/2019	133,162,223
3,973,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	3,973,000
16,035,000	Rowan Cos., Inc., 7.875%, 8/01/2019	18,365,190
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	15,421,370
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	3,053,153
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	10,128,915

		209,618,960

	Packaging — 0.3%
2,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	3,342,185
1,750,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,410,911
33,261,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	34,341,982

		40,095,078

	Packaging & Containers — 0.0%
4,445,000	XL Capital Ltd., 6.250%, 5/15/2027	4,191,044
1,425,000	XL Capital Ltd., 6.375%, 11/15/2024	1,356,694

		5,547,738

	Paper — 2.6%
22,285,000	Fibria Overseas Finance Ltd., 144A, 9.250%, 10/30/2019	25,404,900
12,430,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	12,305,700
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	11,546,975

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015	$127,200
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	42,425,000
16,475,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	17,463,500
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	19,940,130
154,533,000	International Paper Co., 7.950%, 6/15/2018	180,547,240
3,995,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)	3,515,600
100,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(d)	89,250
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	15,688,540
17,355,000	Westvaco Corp., 8.200%, 1/15/2030	19,077,796

		348,131,831

	Pharmaceuticals — 0.3%
41,300,000	Elan Finance PLC/ Elan Finance Corp., 8.875%, 12/01/2013	42,539,000

	Pipelines — 2.2%
19,745,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	19,577,622
15,685,000	El Paso Corp., 6.950%, 6/01/2028	14,165,374
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,325,655
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	737,120
1,000,000	El Paso Energy Corp., GMTN, 7.750%, 1/15/2032	982,610
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,647,764
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,177,338
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	14,472,487
5,100,000	Florida Gas Transmission Co., 144A, 7.900%, 5/15/2019	6,076,308
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	469,935
46,406,379	Maritimes & Northeast Pipeline LLC, 144A, 7.500%, 5/31/2014(c)	50,764,866
81,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	91,631,637
3,425,000	ONEOK Partners LP, 6.650%, 10/01/2036	3,570,730
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	22,303,574
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	46,382,326
4,168,000	Transportadora de Gas del Sur SA, 144A, 7.875%, 5/14/2017	3,954,390
444,000	Williams Cos., Inc. (The), 7.875%, 9/01/2021	522,774
715,000	Williams Cos., Inc. (The), Senior Note, 7.750%, 6/15/2031	802,104

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$2,984,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	$3,278,769

		295,843,383

	Property & Casualty Insurance — 0.3%
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,492,338
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,751,499
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	12,400,784
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	9,755,148
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 144A, 14.000%, 1/15/2033	4,134,400
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	11,351,696

		43,885,865

	Railroads — 0.2%
1,200,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	1,131,932
10,370,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	10,021,713
18,450,000	CSX Corp., MTN, 6.000%, 10/01/2036	18,328,747
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	691,800

		30,174,192

	Refining — 0.0%
1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	1,269,660

	REITs — 1.2%
2,025,000	Camden Property Trust, 5.000%, 6/15/2015	2,017,200
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	27,485,192
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	3,962,115
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	3,393,671
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	45,215,349
4,180,000	ProLogis, 5.625%, 11/15/2015	4,144,240
3,915,000	ProLogis, 5.625%, 11/15/2016	3,787,030
4,635,000	ProLogis, 5.750%, 4/01/2016	4,540,381
1,002,000	ProLogis, 6.625%, 5/15/2018	995,734
2,080,000	ProLogis, 7.375%, 10/30/2019	2,135,166
1,500,000	Simon Property Group LP, 5.250%, 12/01/2016	1,486,479
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	5,183,695
550,000	Simon Property Group LP, 5.875%, 3/01/2017	568,272

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$1,890,000	Simon Property Group LP, 6.100%, 5/01/2016	$1,989,681
450,000	Simon Property Group LP, 6.125%, 5/30/2018	465,548
46,015,000	WEA Finance LLC/WT Finance Australia Property Ltd., 144A, 6.750%, 9/02/2019	49,101,870

		156,471,623

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	905,124

	Retailers — 2.2%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	8,101,150
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	3,935,780
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,275,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	377,188
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	2,660,000
123,940,000	Home Depot, Inc., 5.875%, 12/16/2036	120,274,722
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,689,606
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	640,556
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,606,425
72,470,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	67,487,688
16,627,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	15,296,840
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,047,500
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,246,750
6,365,000	Marks & Spencer PLC, 144A, 7.125%, 12/01/2037	6,447,586
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	31,368,000
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,563,875
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	9,499,750

		296,518,416

	Sovereigns — 4.7%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	12,185,942
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,086,521
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	24,654,793
2,350,305(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	19,005,843
2,037,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	17,729,376

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	$151,370,025
79,755,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	74,464,372
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	9,791,710
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	59,281,078
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	32,202,322
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	89,699,616
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	70,797,762
18,400,000	Republic of Croatia, 144A, 6.750%, 11/05/2019	20,248,078
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	14,096,843
1,700,700,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	7,569,372
4,844,663,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	22,113,570
4,020,000	Republic of Venezuela, 7.000%, 3/16/2015, (EUR)	4,845,931

		631,143,154

	Supermarkets — 0.7%
2,000,000	American Stores Co., 7.900%, 5/01/2017	1,861,460
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	61,415,445
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,201,000
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,209,700
1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,404,300
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	10,030,815

		95,122,720

	Supranational — 1.3%
128,250,000	European Investment Bank, Zero Coupon, 3/10/2021, (AUD)	54,701,201
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	9,784,853
460,500,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	41,335,942
24,398,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	18,141,623
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	21,033,181
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	17,442,546
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	5,770,344
1,385,900,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	6,060,721

		174,270,411

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Technology — 2.4%
$41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$45,058,457
41,104,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	28,978,320
5,065,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,558,163
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,137,788
10,725,000	Amkor Technology, Inc., 7.750%, 5/15/2013	10,805,437
1,225,000	Amkor Technology, Inc., 9.250%, 6/01/2016	1,292,375
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,602,896
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	32,114,997
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	37,520,635
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	12,128,917
6,225,000	Corning, Inc., 5.900%, 3/15/2014	6,771,829
6,220,000	Corning, Inc., 6.200%, 3/15/2016	6,791,500
6,150,000	Corning, Inc., 6.850%, 3/01/2029	6,402,279
4,725,000	Corning, Inc., 7.250%, 8/15/2036	5,062,417
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	3,467,100
11,626,000	Equifax, Inc., 7.000%, 7/01/2037	12,416,335
285,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	272,175
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	5,566,650
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	6,678,529
475,000	Motorola, Inc., 6.000%, 11/15/2017	491,568
10,830,000	Motorola, Inc., 6.500%, 9/01/2025	10,516,796
22,424,000	Motorola, Inc., 6.500%, 11/15/2028	21,050,777
22,385,000	Motorola, Inc., 6.625%, 11/15/2037	21,008,591
250,000	Motorola, Inc., 7.500%, 5/15/2025	257,626
9,350,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	6,732,000
11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	3,648,700
270,000	Samsung Electronics Co. Ltd., 144A, 7.700%, 10/01/2027	295,595
21,822,000	Xerox Capital Trust I, 8.000%, 2/01/2027	21,409,848
4,795,000	Xerox Corp., 5.500%, 5/15/2012	5,086,066
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	1,933,318

		321,057,684

Principal Amount (‡)	Description	Value (†)

	Tobacco — 0.5%
$1,375,000	Altria Group, Inc., 9.700%, 11/10/2018	$1,690,740
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	56,692,476
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	13,638,627

		72,021,843

	Transportation Services — 0.4%
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(c)	7,850,992
14,891,493	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 7/02/2015	14,072,461
8,356,817	Atlas Air, Inc., Series 1999-1, Class A1, 7.200%, 7/02/2020	7,938,976
226,930	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 1/02/2011	216,718
10,885,664	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 7/02/2016	9,307,243
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 7/02/2012(e)	3,700,754
4,917,945	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017	4,819,586
6,862,758	Atlas Air, Inc., Series C, 8.010%, 7/02/2011(e)	5,627,462
3,970,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	4,092,844

		57,627,036

	Treasuries — 13.8%
393,245,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	385,268,978
11,035,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	10,809,552
320,680,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	315,495,571
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	129,763,206
130,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	132,571,209
101,755,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	104,124,424
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	171,592,234
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	26,430,331
75,385,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	79,494,008
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	16,384,962
68,665,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	51,419,842
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	80,597,186
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	40,386,220
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	64,104,717
262,545,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	49,098,018

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$102,640,000	U.S. Treasury Bond, 4.375%, 11/15/2039	$97,058,950
65,745,000	U.S. Treasury Bond, 4.625%, 2/15/2040	64,799,916
25,000,000	U.S. Treasury Note, 3.125%, 5/15/2019	23,810,550

		1,843,209,874

	Utility Other — 0.0%
3,300,000	Listrindo Capital BV, 144A, 9.250%, 1/29/2015	3,576,078

	Wireless — 1.2%
29,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	28,153,250
15,931,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	15,532,725
42,310,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	39,454,075
2,525,000	Rogers Wireless, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,802,162
21,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	17,054,730
18,070,000	Sprint Capital Corp., 6.900%, 5/01/2019	16,534,050
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	5,806,150
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	10,206,372
20,600,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	21,501,250

		157,044,764

	Wirelines — 3.4%
10,245,000	AT&T Corp., 6.500%, 3/15/2029	10,415,815
16,000,000	AT&T, Inc., 6.500%, 9/01/2037	16,591,024
5,650,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	5,763,000
4,370,000	Bell Canada, MTN, 144A, 6.550%, 5/01/2029, (CAD)	4,455,795
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	9,371,360
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	33,213,393
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	2,708,093
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	150,737
270,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	277,762
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,404,322
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	31,734,000
10,555,000	GTE Corp., 6.940%, 4/15/2028	11,081,600
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	53

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	$1,816,072
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,519,447
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	29,678,025
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	12,684,750
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,667,835
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	15,273,225
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	30,775,250
42,460,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	38,001,700
12,463,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	12,213,740
33,130,000	Qwest Corp., 6.875%, 9/15/2033	31,970,450
3,075,000	Qwest Corp., 7.200%, 11/10/2026	2,959,687
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,038,990
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,288,000
5,470,000	SK Broadband Co. Ltd., 144A, 7.000%, 2/01/2012	5,764,286
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	20,404,220
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	18,189,334
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	32,140,552
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	18,346,909
18,022,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	17,540,236
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	5,071,831
6,835,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032	7,347,789
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	4,667,399

		448,526,681

	Total Non-Convertible Bonds (Identified Cost $10,429,064,653)	10,984,463,277

Convertible Bonds — 7.9%
	Airlines — 0.1%
7,730,000	AMR Corp., 6.250%, 10/15/2014	8,937,812
755,000	UAL Corp., 4.500%, 6/30/2021	744,808

		9,682,620

	Automotive — 1.4%
1,070,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	902,813

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$121,370,000	Ford Motor Co., 4.250%, 11/15/2016	$181,599,862
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	9,432,900

		191,935,575

	Diversified Manufacturing — 0.1%
16,517,000	Trinity Industries, Inc., 3.875%, 6/01/2036	12,945,199

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,148,750

	Healthcare — 0.4%
26,280,000	Affymetrix, Inc., 3.500%, 1/15/2038	23,586,300
6,855,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	6,135,225
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	14,075,862
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	185,013
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,374,050
5,445,000	Omnicare, Inc., 3.250%, 12/15/2035	4,607,831

		50,964,281

	Independent Energy — 0.0%
860,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	625,650
3,795,000	Penn Virginia Corp., 4.500%, 11/15/2012	3,567,300

		4,192,950

	Lodging — 0.2%
30,418,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	29,125,235

	Media Non-Cable — 0.0%
7,732,404	Liberty Media LLC, 3.500%, 1/15/2031	4,620,111

	Metals & Mining — 0.2%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,230,000
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	23,681,088

		24,911,088

	Non-Captive Diversified — 0.3%
44,035,000	iStar Financial, Inc., 0.751%, 10/01/2012(b)	33,488,617

	Oil Field Services — 0.0%
1,300,000	Transocean, Inc., Series B, 1.500%, 12/15/2037	1,269,125
535,000	Transocean, Inc., Series C, 1.500%, 12/15/2037	512,263

		1,781,388

	Pharmaceuticals — 1.1%
635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	1,270,000

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	$74,971,900
2,240,000	Kendle International, Inc., 3.375%, 7/15/2012	2,116,800
24,461,000	Nektar Therapeutics, 3.250%, 9/28/2012	24,308,119
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	39,299,135

		141,965,954

	REITs — 0.2%
6,469,000	ProLogis, 1.875%, 11/15/2037	6,097,032
5,920,000	ProLogis, 2.250%, 4/01/2037	5,757,200
19,445,000	ProLogis, 3.250%, 3/15/2015	19,542,225

		31,396,457

	Technology — 2.6%
6,512,000	Advanced Micro Devices, Inc., 5.750%, 8/15/2012	6,487,580
4,005,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	3,839,794
2,560,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	2,217,600
220,000	Ciena Corp., 0.250%, 5/01/2013	182,600
30,160,000	Ciena Corp., 0.875%, 6/15/2017	20,358,000
6,075,000	Ciena Corp., 4.000%, 3/15/2015	6,287,625
9,863,000	Intel Corp., 2.950%, 12/15/2035	9,678,069
220,000,000	Intel Corp., 144A, 3.250%, 8/01/2039	263,725,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	8,484,232
3,880,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	3,763,600
3,241,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(c)	3,143,770
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(d)	560,613
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	23,152,167
257,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	257,000

		352,137,650

	Textile — 0.0%
103,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	89,224

	Wireless — 0.1%
16,157,000	NII Holdings, Inc., 3.125%, 6/15/2012	15,248,169

	Wirelines — 1.2%
34,645,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	31,916,706

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$13,484,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	$13,130,045
54,075,000	Level 3 Communications, Inc., 144A, 7.000%, 3/15/2015(c)	64,619,625
32,895,000	Level 3 Communications, Inc., 7.000%, 3/15/2015(c)	39,309,525
2,470,000	Level 3 Communications, Inc., 10.000%, 5/01/2011	2,537,925
1,000,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	1,125,000

		152,638,826

	Total Convertible Bonds (Identified Cost $866,011,724)	1,059,272,094

Municipals — 1.1%
	California — 0.3%
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured) 3.750%, 8/01/2028	3,271,031
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,283,808
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	4,670,800
14,415,000	State of California, 4.500%, 10/01/2029	12,627,828
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,646,138
3,620,000	State of California, 4.500%, 8/01/2030	3,150,124
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,015,199
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	10,716,132

		41,381,060

	Illinois — 0.0%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,633,351

	Michigan — 0.1%
12,850,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(c)	10,320,606

	Virginia — 0.7%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	93,809,300

	Total Municipals (Identified Cost $186,180,181)	147,144,317

	Total Bonds and Notes (Identified Cost $11,481,256,558)	12,190,879,688

Bank Loans — 0.6%
	Chemicals — 0.1%
3,757,630	Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.063%, 5/05/2015(g)	3,538,635
813,594	Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	766,178

		4,304,813

Principal Amount (‡)	Description	Value (†)

	Energy — 0.1%
$12,774,619	ATP Oil & Gas Corp., Tranche B-1 Term Loan, 11.250%, 7/15/2014(g)	$12,910,413
1,808,458	ATP Oil & Gas Corp., Tranche B2 Term Loan, 12.250%, 1/15/2011(g)	1,827,682

		14,738,095

	Media Non-Cable — 0.0%
2,797,946	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	1,741,721

	Oil Field Services — 0.0%
2,485,000	Dresser, Inc., 2nd Lien Term Loan, 6.000%, 5/04/2015(g)	2,357,023
1,230,373	Dresser, Inc., Term Loan, 2.500%, 5/04/2014(g)	1,180,715

		3,537,738

	Printing & Publishing — 0.2%
22,293,180	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	20,977,213
6,855,000	SuperMedia, Inc., Exit Term Loan, 12/31/2015(i)	6,450,349

		27,427,562

	Wirelines — 0.2%
3,975,879	FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	3,268,212
12,057,742	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	9,910,740
17,154,004	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(j)	12,179,343
5,395,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.501%, 3/13/2014(g)	5,008,934

		30,367,229

	Total Bank Loans (Identified Cost $78,348,894)	82,117,158

Shares
Common Stocks — 3.0%
	Biotechnology — 0.3%
867,059	Vertex Pharmaceuticals, Inc.(e)	35,436,702

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(e)	16,371,714

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	4,610,400

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	835,542

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	57,891,017

	Household Durables — 0.1%
477,725	KB Home	8,001,894
549,450	Lennar Corp., Class A	9,456,034

		17,457,928

	Media — 0.0%
37,276	Dex One Corp.(e)	1,040,746

	Oil, Gas & Consumable Fuels — 0.2%
846,398	Chesapeake Energy Corp.	20,008,849
141,249	Spectra Energy Corp.	3,182,340

		23,191,189

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

	Pharmaceuticals — 1.5%
7,238,800	Bristol-Myers Squibb Co.	$193,275,960
2,288	Teva Pharmaceutical Industries Ltd., Sponsored ADR	144,327

		193,420,287

	REITs — 0.4%
290,904	Apartment Investment & Management Co., Class A	5,355,542
889,730	Associated Estates Realty Corp.	12,269,377
201,557	Developers Diversified Realty Corp.	2,452,949
460,000	Equity Residential	18,009,000
123,159	Simon Property Group, Inc.	10,333,040

		48,419,908

	Thrifts & Mortgage Finance — 0.0%
4,794,025	Federal Home Loan Mortgage Corp.(e)(k)	6,088,412

	Total Common Stocks (Identified Cost $455,138,392)	404,763,845

Preferred Stocks — 1.9%
Convertible Preferred Stocks — 1.2%
	Automotive — 0.5%
1,476,621	Ford Motor Co. Capital Trust II, 6.500%(e)	68,515,214

	Capital Markets — 0.1%
183,851	Newell Financial Trust I, 5.250%	7,400,003

	Commercial Banks — 0.0%
5,933	Wells Fargo & Co., Series L, Class A, 7.500%	5,796,541

	Diversified Consumer Services — 0.0%
6	Six Flags, Inc., 7.250%(e)	3

	Diversified Financial Services — 0.2%
16,622	Bank of America Corp., Series L, 7.250%	16,248,005
203,258	Sovereign Capital Trust IV, 4.375%	6,504,256

		22,752,261

	Electric Utilities — 0.1%
380,577	AES Trust III, 6.750%	17,197,323
107,725	CMS Energy Trust I, 7.750%(c)(l)	3,770,375

		20,967,698

	Machinery — 0.0%
184,491	United Rentals Trust I, 6.500%	5,557,791

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,349,912
159,477	El Paso Energy Capital Trust I, 4.750%	5,960,453

		10,310,365

	REITs — 0.0%
42,700	FelCor Lodging Trust, Inc., Series A, 7.800%(e)	772,870

	Semiconductors & Semiconductor Equipment — 0.2%
32,320	Lucent Technologies Capital Trust I, 7.750%	25,726,720

	Total Convertible Preferred Stocks (Identified Cost $152,365,283)	167,799,466

Shares	Description	Value (†)

Non-Convertible Preferred Stocks — 0.7%
	Banking — 0.2%
36,916	GMAC, Inc., Series G, 144A, 7.000%	$28,139,221

	Diversified Financial Services — 0.0%
35,000	Bank of America Corp., 6.375%	727,300

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	29,033

	REITs — 0.1%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,688,269
116,192	ProLogis, Series C, 8.540%	5,613,235

		7,301,504

	Software — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 144A, 8.875%(f)	26,154,375

	Thrifts & Mortgage Finance — 0.2%
389,800	Countrywide Capital IV, 6.750%	8,369,006
75,100	Federal Home Loan Mortgage Corp., 5.000%(e)(k)	116,405
1,741,500	Federal Home Loan Mortgage Corp., 5.570%(e)(k)	1,480,275
444,350	Federal Home Loan Mortgage Corp., 5.660%(e)(k)	372,810
120,695	Federal Home Loan Mortgage Corp., 5.700%(e)(k)	210,009
283,000	Federal Home Loan Mortgage Corp., 5.790%(e)(k)	458,460
81,450	Federal Home Loan Mortgage Corp., 5.810%(e)(k)	132,764
219,750	Federal Home Loan Mortgage Corp., 5.900%(e)(k)	197,555
96,600	Federal Home Loan Mortgage Corp., 6.000%(e)(k)	178,710
89,300	Federal Home Loan Mortgage Corp., 6.420%(e)(k)	170,563
392,116	Federal Home Loan Mortgage Corp., 6.550%(e)(k)	388,195
3,856,103	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(k)	4,897,251
192,100	Federal National Mortgage Association, 4.750%(e)(k)	259,335
144,900	Federal National Mortgage Association, 5.125%(e)(k)	218,799
104,850	Federal National Mortgage Association, 5.375%(e)(k)	179,293
56,600	Federal National Mortgage Association, 5.810%(e)(k)	96,220
87,300	Federal National Mortgage Association, 6.750%(e)(k)	81,189
250,000	Federal National Mortgage Association, 8.250%(e)(k)	300,000

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
6,747,525	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(k)	$8,569,357

		26,676,196

	Total Non-Convertible Preferred Stocks (Identified Cost $334,190,469)	89,027,629

	Total Preferred Stocks (Identified Cost $486,555,752)	256,827,095

Closed-End Investment Companies — 0.3%
1,033,275	Dreyfus High Yield Strategies	4,484,413
88,955	DWS High Income Trust	810,380
860,000	Highland Credit Strategies Fund	6,794,000
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,150,603
2,055,800	Western Asset High Income Opportunity Fund, Inc.	13,074,888
1,217,820	Western Asset Managed High Income Fund, Inc.	7,611,375

	Total Closed-End Investment Companies (Identified Cost $38,848,137)	33,925,659

Warrants — 0.1%
	Pharmaceuticals — 0.1%
574,624	Valeant Pharmaceuticals International(c)(e)(l) (Identified Cost $0)	6,493,251

Principal Amount (‡)
Short-Term Investments — 1.0%
$387,537	Repurchase Agreement with State Street Corporation, dated 3/31/2010 at 0.000% to be repurchased at $387,537 on 4/01/2010, collateralized by $400,000 U.S. Treasury Bill, due 7/08/2010 valued at $399,848 including accrued interest (Note 2 of Notes to Financial Statements)	387,537
134,087,725	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $134,087,725 on 4/01/2010, collateralized by $134,955,000 Federal National Mortgage Association, 1.750% due 3/23/2011 valued at $136,641,938; $130,000 Federal Home Loan Mortgage Corp., 3.000% due 1/21/2014 valued at $130,975 including accrued interest (Note 2 of Notes to Financial Statements)	134,087,725

	Total Short-Term Investments (Identified Cost $134,475,262)	134,475,262

	Total Investments — 98.3% (Identified Cost $12,674,622,995)(a)	13,109,481,958
	Other assets less liabilities—1.7%	224,971,207

	Net Assets — 100.0%	$13,334,453,165

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2010, the net unrealized appreciation on investments based on a cost of $12,692,583,748 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,162,045,540
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(745,147,330)

	Net unrealized appreciation	$416,898,210

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $466,317,402 or 3.5% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	Fair valued security by the Fund’s investment adviser. At March 31, 2010 the value of these securities amounted to $10,263,626 or 0.1% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $1,666,736,230 or 12.5% of net assets.

ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	13.8%
Non-Captive Diversified	8.3
Banking	6.7
Technology	5.0
Automotive	4.9
Wirelines	4.8
Sovereigns	4.7
Non-Captive Consumer	4.1
Healthcare	3.6
Electric	3.4
Pharmaceuticals	3.0
Paper	2.6
Retailers	2.2
Pipelines	2.2
Media Cable	2.0
Airlines	2.0
Other Investments, less than 2% each	24.0
Short-Term Investments	1.0

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

Currency Exposure at March 31, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	72.5%
Canadian Dollar	11.1
New Zealand Dollar	3.2
Brazilian Real	2.2
Other, less than 2% each	9.3

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$301,133,089	$107,704,594	$32,183,578
Repurchase agreement(s) at cost	8,079,061	14,324,664	391,292
Net unrealized appreciation (depreciation)	14,654,565	14,648,226	(272,847)

Investments at value	323,866,715	136,677,484	32,302,023
Cash	—	12,654	—
Due from custodian (Note 2)	—	—	—
Foreign currency at value (identified cost $0, $0, $269,805, $0 and $9,100,628)	—	—	272,009
Receivable for Fund shares sold	802,916	533,007	154,699
Receivable for securities sold	1,624,856	780,507	—
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	19,322
Dividend and interest receivable	3,939,246	1,925,541	502,304
Tax reclaims receivable	11,107	—	2,015

TOTAL ASSETS	330,244,840	139,929,193	33,252,372

LIABILITIES
Payable for securities purchased	6,258,265	542,868	—
Payable for delayed delivery securities purchased (Note 2)	3,219,285	—	—
Payable for Fund shares redeemed	783,683	686,619	47,624
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	49,537
Due to broker (Note 2)	—	—	—
Dividends payable	—	—	—
Management fees payable (Note 6)	116,684	59,503	5,715
Administrative fees payable (Note 6)	13,377	5,663	1,390
Deferred Trustees’ fees (Note 6)	203,875	77,974	19,011
Foreign taxes payable (Note 2)	—	81	—
Other accounts payable and accrued expenses	52,113	17,423	18,772

TOTAL LIABILITIES	10,647,282	1,390,131	142,049

NET ASSETS	$319,597,558	$138,539,062	$33,110,323

NET ASSETS CONSIST OF:
Paid-in capital	$322,291,666	$141,913,428	$33,242,316
Distributions in excess of net investment income	(584,654)	(352,714)	(258,190)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,768,458)	(17,672,050)	442,857
Net unrealized appreciation (depreciation) on investments and foreign currency translations	14,659,004	14,650,398	(316,660)

NET ASSETS	$319,597,558	$138,539,062	$33,110,323

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$159,931,944	$69,903,532	$17,659,312

Shares of beneficial interest	13,230,609	14,540,220	1,715,792

Net asset value and redemption price per share	$12.09	$4.81	$10.29

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.66	$5.04	$10.77

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,476,760	$1,442,847	$—

Shares of beneficial interest	451,586	299,580	—

Net asset value and offering price per share	$12.13	$4.82	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$101,735,792	$19,597,092	$6,869,418

Shares of beneficial interest	8,411,369	4,070,250	668,995

Net asset value and offering price per share	$12.10	$4.81	$10.27

Class Y shares:
Net assets	$52,453,062	$47,595,591	$8,581,593

Shares of beneficial interest	4,315,534	9,909,405	835,233

Net asset value, offering and redemption price per share	$12.15	$4.80	$10.27

Admin Class shares:
Net assets	$—	$—	$—

Shares of beneficial interest	—	—	—

Net asset value, offering and redemption price per share	$—	$—	$—

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$228,625,259	$12,540,147,733
8,283,850	134,475,262
7,512,008	434,858,963

244,421,117	13,109,481,958
—	652,960
—	2,993,578
—	8,617,625
2,006,737	38,537,318
—	26,202,129
—	—
776,955	199,835,733
—	258,837

247,204,809	13,386,580,138

4,796,454	10,168,227
—	—
631,127	31,013,370
—	—
—	2,993,578
136,366	13
93,007	6,272,185
9,949	546,718
192,597	482,850
—	103,764
70,282	546,268

5,929,782	52,126,973

$241,275,027	$13,334,453,165

$236,061,420	$13,461,880,017
(495,323)	(14,888,682)
(1,803,078)	(546,384,342)
7,512,008	433,846,172

$241,275,027	$13,334,453,165

$130,210,505	$5,806,911,701

11,014,234	406,552,034

$11.82	$14.28

$12.19	$14.95

$4,118,204	$145,441,904

348,706	10,123,378

$11.81	$14.37

$61,745,933	$5,111,328,617

5,218,994	356,043,181

$11.83	$14.36

$45,200,385	$2,270,769,901

3,812,043	159,087,774

$11.86	$14.27

$—	$1,042

—	73

$—	$14.27

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

INVESTMENT INCOME
Interest	$7,913,551	$6,912,354	$494,824
Dividends	18,445	114,266	—
Less net foreign taxes withheld	—	—	(1,722)

	7,931,996	7,026,620	493,102

Expenses
Management fees (Note 6)	626,152	509,792	91,121
Service and distribution fees (Note 6)	689,767	183,655	46,769
Trustees’ fees and expenses (Note 6)	10,277	7,958	5,865
Administrative fees (Note 6)	72,863	41,184	7,360
Custodian fees and expenses	13,845	37,323	22,319
Transfer agent fees and expenses (Note 6)	160,588	96,346	3,866
Audit and tax services fees	23,219	22,955	23,279
Legal fees	2,819	1,961	255
Shareholder reporting expenses	24,155	12,859	1,819
Registration fees	33,479	40,244	25,251
Fee/expense recovery (Note 6)	2,915	—	—
Miscellaneous expenses	6,981	5,703	3,174

Total expenses	1,667,060	959,980	231,078
Less fee reduction and/or expense reimbursement (Note 6)	—	(12,142)	(55,220)

Net expenses	1,667,060	947,838	175,858

Net investment income	6,264,936	6,078,782	317,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	4,299,842	11,984,297	479,129
Foreign currency transactions	(924)	(11,211)	60,466
Net change in unrealized appreciation (depreciation) on:
Investments	1,887,367	30,093	(1,536,741)
Foreign currency translations	4,439	11,605	(123,445)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	6,190,724	12,014,784	(1,120,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,455,660	$18,093,566	$(803,347)

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$3,246,814	$418,301,975
—	15,771,000
—	—

3,246,814	434,072,975

560,201	36,112,550
459,794	32,757,641
9,644	102,803
54,298	3,133,800
13,133	311,435
113,742	4,979,087
23,303	29,197
2,190	132,282
10,690	592,310
34,030	123,397
—	—
6,205	198,624

1,287,230	78,473,126
(99,174)	—

1,188,056	78,473,126

2,058,758	355,599,849

4,334,222	105,813,570
—	1,364,628

401,050	748,614,760
—	(2,864,688)

4,735,272	852,928,270

$6,794,030	$1,208,528,119

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

FROM OPERATIONS:
Net investment income	$6,264,936	$10,726,024	$6,078,782	$7,929,754	$317,244	$501,191
Net realized gain (loss) on investments and foreign currency transactions	4,298,918	1,047,585	11,973,086	(2,943,074)	539,595	246,125
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,891,806	27,447,211	41,698	23,846,800	(1,660,186)	2,396,258

Net increase (decrease) in net assets resulting from operations	12,455,660	39,220,820	18,093,566	28,833,480	(803,347)	3,143,574

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(4,270,353)	(7,509,410)	(2,532,888)	(3,638,806)	(312,837)	(80,043)
Class B	(143,617)	(436,844)	(51,162)	(124,178)	—	—
Class C	(2,238,071)	(2,761,267)	(640,109)	(969,430)	(135,971)	(13,441)
Class Y	(1,360,265)	(1,308,176)	(3,215,877)	(3,008,116)	(307,238)	(240,546)
Admin Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	(81,934)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	(46,824)	—
Class Y	—	—	—	—	(94,216)	—

Total distributions	(8,012,306)	(12,015,697)	(6,440,036)	(7,740,530)	(979,020)	(334,030)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	55,872,502	58,618,493	(58,167,092)	109,311,312	10,409,757	9,056,042

Redemption fees
Class A	—	—	—	17,604	—	—
Class B	—	—	—	697	—	—
Class C	—	—	—	4,945	—	—
Class Y	—	—	—	3,996	—	—

Total redemption fees	—	—	—	27,242	—	—

Net increase (decrease) in net assets	60,315,856	85,823,616	(46,513,562)	130,431,504	8,627,390	11,865,586
NET ASSETS
Beginning of the period	259,281,702	173,458,086	185,052,624	54,621,120	24,482,933	12,617,347

End of the period	$319,597,558	$259,281,702	$138,539,062	$185,052,624	$33,110,323	$24,482,933

UNDISTRIBUTED NET INVESTMENT INCOME/(DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(584,654)	$1,162,716	$(352,714)	$8,540	$(258,190)	$180,612

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Strategic Income Fund
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

$2,058,758	$5,607,171	$355,599,849	$729,275,012

4,334,222	2,955,994	107,178,198	(765,289,471)

401,050	8,456,894	745,750,072	2,056,646,082

6,794,030	17,020,059	1,208,528,119	2,020,631,623

(1,569,225)	(3,913,002)	(168,103,267)	(356,540,265)
(37,484)	(112,841)	(3,765,021)	(9,240,752)
(487,918)	(1,292,557)	(128,831,535)	(258,397,380)
(500,354)	(471,487)	(66,454,735)	(89,955,755)
—	—	(9)	—

—	—	—	(33,148,981)
—	—	—	(1,003,570)
—	—	—	(25,254,965)
—	—	—	(5,262,204)

(2,594,981)	(5,789,887)	(367,154,567)	(778,803,872)

35,038,039	51,940,484	(152,270,337)	923,443,021

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

39,237,088	63,170,656	689,103,215	2,165,270,772

202,037,939	138,867,283	12,645,349,950	10,480,079,178

$241,275,027	$202,037,939	$13,334,453,165	$12,645,349,950

$(495,323)	$40,900	$(14,888,682)	$(3,333,964)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (b)(c)

CORE PLUS BOND FUND
Class A
3/31/2010(h)	$11.91	$0.26	$0.25	$0.51	$(0.33)	$(0.33)	$—
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	(0.66)	—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	(0.61)	0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
Class B
3/31/2010(h)	11.95	0.22	0.24	0.46	(0.28)	(0.28)	—
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	(0.57)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	(0.51)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class C
3/31/2010(h)	11.92	0.22	0.24	0.46	(0.28)	(0.28)	—
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	(0.58)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	(0.53)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class Y
3/31/2010(h)	11.97	0.28	0.24	0.52	(0.34)	(0.34)	—
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	(0.69)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	(0.64)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (g)		Net investment income (%) (g)	Portfolio turnover rate (%)

$12.09	4.31	$159,932	0.90	(i)	0.90	(i)	4.37	44
11.91	20.07	140,779	0.90		0.97		5.43	102
10.54	(1.61)	115,873	0.93		1.04		4.86	82
11.31	5.70	105,780	1.04		1.09		4.41	69
11.23	4.03	91,464	1.05		1.08		4.46	91
11.41	2.43	105,111	1.13		1.18		3.93	64

12.13	3.90	5,477	1.65	(i)	1.65	(i)	3.59	44
11.95	19.19	7,028	1.65		1.72		4.66	102
10.57	(2.21)	10,481	1.70		1.80		3.92	82
11.31	4.90	87,101	1.79		1.85		3.64	69
11.24	3.26	109,782	1.80		1.83		3.72	91
11.41	1.58	132,221	1.88		1.93		3.18	64

12.10	3.93	101,736	1.65	(i)	1.65	(i)	3.63	44
11.92	19.20	77,081	1.65		1.72		4.69	102
10.55	(2.32)	26,698	1.68		1.79		4.17	82
11.32	4.91	12,690	1.78		1.82		3.66	69
11.25	3.26	6,983	1.80		1.82		3.63	91
11.42	1.59	6,065	1.88		1.93		3.17	64

12.15	4.42	52,453	0.65	(i)	0.65	(i)	4.63	44
11.97	20.37	34,394	0.65		0.68		5.67	102
10.60	(1.36)	20,407	0.68		0.75		5.14	82
11.36	6.06	15,946	0.70		0.75		4.75	69
11.29	4.28	11,986	0.80	(j)	0.80	(j)	4.58	91
11.46	2.68	9,060	0.88		0.99		4.18	64

(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	For the six months ended March 31, 2010 (Unaudited).
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	Includes fee/expense recovery of 0.06%.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)

HIGH INCOME FUND
Class A
3/31/2010(g)	$4.49	$0.17	$0.33	$0.50	$(0.18)	$—	$(0.18)	$—
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)	0.00	(h)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	—	(0.34)	0.00
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	—	(0.33)	0.00
Class B
3/31/2010(g)	4.50	0.15	0.33	0.48	(0.16)	—	(0.16)	—
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)	0.00	(h)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	—	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	—	(0.29)	0.00
Class C
3/31/2010(g)	4.50	0.15	0.32	0.47	(0.16)	—	(0.16)	—
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)	0.00	(h)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)	0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	—	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	—	(0.29)	0.00
Class Y
3/31/2010(g)	4.49	0.17	0.32	0.49	(0.18)	—	(0.18)	—
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)	0.00	(h)
9/30/2008(i)	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)	0.01
INTERNATIONAL BOND FUND
Class A
3/31/2010(g)	$10.84	$0.11	$(0.32)	$(0.21)	$(0.26)	$(0.08)	$(0.34)	$—
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)	—
9/30/2008(j)	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)	0.00	(k)
Class C
3/31/2010(g)	10.82	0.07	(0.32)	(0.25)	(0.22)	(0.08)	(0.30)	—
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)	—
9/30/2008(j)	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)	0.01	(k)
Class Y
3/31/2010(g)	10.82	0.13	(0.33)	(0.20)	(0.27)	(0.08)	(0.35)	—
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)	—
9/30/2008(j)	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)	0.01	(k)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$4.81	11.26	$69,904	1.15	1.18	7.17	20
4.49	15.97	59,944	1.15	1.28	8.82	30
4.24	(10.98)	38,577	1.15	1.40	7.01	27
5.12	8.10	32,603	1.18	1.43	6.40	41
5.09	9.39	29,069	1.31	1.48	6.70	41
4.98	10.34	25,817	1.58	1.72	6.60	42

4.82	10.82	1,443	1.90	1.92	6.38	20
4.50	15.06	1,569	1.90	2.06	8.32	30
4.25	(11.64)	2,267	1.90	2.15	6.15	27
5.13	7.21	4,201	1.94	2.18	5.63	41
5.10	8.79	7,283	2.08	2.25	6.00	41
4.98	9.29	12,034	2.33	2.47	5.85	42

4.81	10.59	19,597	1.90	1.93	6.40	20
4.50	15.37	17,827	1.90	2.03	8.09	30
4.24	(11.62)	9,945	1.90	2.15	6.32	27
5.12	7.22	5,275	1.93	2.17	5.63	41
5.09	8.58	3,457	2.07	2.23	5.96	41
4.98	9.29	3,554	2.33	2.47	5.82	42

4.80	11.17	47,596	0.90	0.90	7.33	20
4.49	16.29	105,713	0.90	0.92	8.32	30
4.24	(9.10)	3,833	0.90	1.15	8.03	27

$10.29	(1.98)	$17,659	1.10	1.47	2.14	67
10.84	20.41	8,479	1.10	2.11	3.29	91
9.19	(6.37)	1,953	1.10	2.95	2.66	60

10.27	(2.32)	6,869	1.85	2.22	1.40	67
10.82	19.58	2,955	1.85	2.93	2.56	91
9.18	(6.95)	683	1.85	3.70	1.92	60

10.27	(1.87)	8,582	0.85	1.21	2.41	67
10.82	20.73	13,049	0.85	1.92	3.53	91
9.18	(6.39)	9,981	0.85	2.48	2.74	60

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2010 (Unaudited).
(h)	Effective June 1, 2009, redemption fees were eliminated.
(i)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(j)	For the period February 1, 2008 (inception) through September 30, 2008.
(k)	Effective June 2, 2008, redemption fees were eliminated.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
3/31/2010(f)	$11.60	$0.12	$0.25	$0.37	$(0.15)	$(0.15)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
Class B
3/31/2010(f)	11.59	0.07	0.25	0.32	(0.10)	(0.10)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
Class C
3/31/2010(f)	11.61	0.07	0.25	0.32	(0.10)	(0.10)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
Class Y
3/31/2010(f)	11.64	0.13	0.25	0.38	(0.16)	(0.16)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)		Net investment income (%) (d)	Portfolio turnover rate (%)

$11.82	3.18	$130,211	0.90	0.99		2.00	50
11.60	9.05	118,619	0.90	0.99		3.10	77
10.98	4.29	105,047	0.92	1.07		4.04	52
11.00	4.46	108,536	0.99	1.10		4.13	45
11.00	3.20	114,180	1.04	1.09		3.57	50
11.09	1.05	141,417	1.24	1.24		2.50	93

11.81	2.80	4,118	1.65	1.74		1.28	50
11.59	8.24	4,442	1.65	1.74		2.32	77
10.97	3.52	4,532	1.67	1.82		3.29	52
10.99	3.72	6,787	1.74	1.85		3.37	45
10.98	2.36	9,952	1.79	1.84		2.79	50
11.07	0.29	15,114	1.99	1.99		1.75	93

11.83	2.79	61,746	1.65	1.74		1.26	50
11.61	8.24	50,973	1.65	1.74		2.32	77
10.99	3.62	22,711	1.66	1.83		3.29	52
11.00	3.62	5,261	1.74	1.85		3.38	45
10.99	2.46	4,230	1.79	1.84		2.81	50
11.08	0.21	5,715	1.99	1.99		1.75	93

11.86	3.30	45,200	0.65	0.74		2.22	50
11.64	9.40	28,004	0.65	0.72		3.42	77
11.01	4.55	6,577	0.67	0.72		4.28	52
11.03	4.79	4,201	0.71	0.75		4.43	45
11.03	3.43	2,461	0.74	0.74		3.89	50
11.13	1.24	2,533	1.02	1.59	(g)	2.77	93

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	For the six months ended March 31, 2010 (Unaudited).
(g)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)

STRATEGIC INCOME FUND
Class A
3/31/2010(h)	$13.39	$0.40	$0.90	$1.30	$(0.41)	$—	$(0.41)	$—
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)	—
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)	0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)	0.00
Class B
3/31/2010(h)	13.46	0.35	0.92	1.27	(0.36)	—	(0.36)	—
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)	—
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)	0.00
Class C
3/31/2010(h)	13.45	0.35	0.92	1.27	(0.36)	—	(0.36)	—
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)	—
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)	0.00
Class Y
3/31/2010(h)	13.38	0.41	0.91	1.32	(0.43)	—	(0.43)	—
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)	—
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)	0.00
Admin Class
3/31/2010*	13.87	0.11	0.42	0.53	(0.13)	—	(0.13)	—

*	From commencement of Class operations on February 1, 2010 through March 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$14.28	9.86	$5,806,912	0.96	0.96	5.75	14
13.39	20.56	5,544,029	0.99	0.99	7.74	39
12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
15.18	9.90	5,749,315	1.00	1.00	5.39	22
14.60	9.04	2,782,887	1.05	1.05	5.01	21
14.17	10.20	977,198	1.18	1.18	4.71	14

14.37	9.54	145,442	1.71	1.71	5.00	14
13.46	19.62	148,887	1.74	1.74	7.02	39
12.16	(15.19)	161,751	1.72	1.73	5.78	24
15.25	9.08	233,418	1.76	1.76	4.61	22
14.66	8.22	179,927	1.79	1.79	4.26	21
14.22	9.46	144,081	1.93	1.93	3.98	14

14.36	9.55	5,111,329	1.71	1.71	5.00	14
13.45	19.66	4,894,546	1.74	1.74	6.95	39
12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
15.24	9.08	3,843,823	1.75	1.75	4.63	22
14.65	8.14	1,812,278	1.79	1.79	4.24	21
14.22	9.45	765,200	1.93	1.93	3.93	14

14.27	10.00	2,270,770	0.71	0.71	6.01	14
13.38	20.91	2,057,888	0.72	0.72	7.76	39
12.09	(14.34)	783,058	0.72	0.72	6.88	24
15.17	10.22	638,868	0.74	0.74	5.67	22
14.59	9.28	271,065	0.78	0.78	5.30	21
14.17	10.51	50,369	0.91	0.91	4.98	14

14.27	3.83	1	1.22	1.22	4.97	14

(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	For the six months ended March 31, 2010 (Unaudited).

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Effective February 1, 2010, Strategic Income Fund began offering Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s Prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, treasury inflation

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

protected bond adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, distribution redesignations, expired capital loss carryforwards and return of capital and capital gains distributions from REITS. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contracts mark to market, dividends payable, securities lending collateral gain/loss adjustment, REIT basis adjustments, discount accretion on inflation-protected securities and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$12,015,697	$—	$12,015,697
High Income Fund	7,740,530	—	7,740,530
International Bond Fund	334,030	—	334,030
Limited Term Government and Agency Fund	5,789,887	—	5,789,887
Strategic Income Fund	725,851,869	52,952,003	778,803,872

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
Capital loss carryforward:
Expires September 30, 2010	$(19,393,733)	$(26,826,634)	$—	$—	$—
Expires September 30, 2014	(181,728)	—	—	(1,425,832)	—
Expires September 30, 2015	—	—	—	(4,336,746)	—
Expires September 30, 2016	—	—	—	(100,316)	—
Expires September 30, 2017	—	(33,112)	—	—	(45,672,245)

Total capital loss carryforward	$(19,575,461)	$(26,859,746)	$—	$(5,862,894)	$(45,672,245)

Deferred net capital losses (post-October 2008)	$(129,243)	$(2,276,152)	$(45,041)	$(83,587)	$(552,853,501)

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2010, there were no securities on loan. Excess collateral in the amount of $2,993,578 related to terminated loans with a bankrupt borrower, is held by State Street Bank on behalf of Strategic Income Fund. This amount is expected to be returned to the bankruptcy administrator before the end of the Fund’s fiscal year at September 30, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

i.  Delayed Delivery Commitments.  Purchases of delayed delivery instruments may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$5,245,337	$1,139,886	$6,385,223
All Other Bonds and Notes(a)	—	307,163,993	—	307,163,993

Total Bonds and Notes	—	312,409,330	1,139,886	313,549,216

Preferred Stocks
Banking	—	405,517	—	405,517
Thrift & Mortgage Finance	238,080	5,334	—	243,414

Total Preferred Stocks	238,080	410,851	—	648,931

Short-Term Investments	—	9,668,568	—	9,668,568

Total	$238,080	$322,488,749	$1,139,886	$323,866,715

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Wirelines	$—	$9,217,796	$261,812	$9,479,608
All Other Non-Convertible Bonds(a)	—	82,222,033	—	82,222,033

Total Non-Convertible Bonds	—	91,439,829	261,812	91,701,641

Convertible Bonds(a)	—	25,152,031	—	25,152,031

Total Bonds and Notes	—	116,591,860	261,812	116,853,672

Bank Loans(a)	—	1,462,757	—	1,462,757

Preferred Stocks
Convertible Preferred Stocks
Automotive	20,880	—	—	20,880
All Other Convertible Preferred Stocks(a)	—	2,562,221	—	2,562,221

Total Convertible Preferred Stocks	20,880	2,562,221	—	2,583,101

Non-Convertible Preferred Stocks
Banking	—	208,857	—	208,857
Thrifts & Mortgage Finance	21,085	24,718	—	45,803

Total Non-Convertible Preferred Stocks	21,085	233,575	—	254,660

Total Preferred Stocks	41,965	2,795,796	—	2,837,761

Common Stocks(a)	1,158,331	—	—	1,158,331
Closed-End Investment Companies	40,299	—	—	40,299
Short-Term Investments	—	14,324,664	—	14,324,664

Total	$1,240,595	$135,175,077	$261,812	$136,677,484

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

International Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds	$—	$31,683,819	$—	$31,683,819
Convertible Bonds	—	226,912	—	226,912

Total Bonds and Notes	—	31,910,731	—	31,910,731

Short-Term Investments	—	391,292	—	391,292

Total Investments	—	32,302,023	—	32,302,023

Forward Foreign Currency Contracts (unrealized appreciation)	—	19,322	—	19,322

Total	$—	$32,321,345	$—	$32,321,345

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$ (49,537)	$—	$ (49,537)

(a)	Major categories of the Fund’s investments and forward foreign currency contracts are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$232,137,551	$—	$232,137,551
Short-Term Investments	—	12,283,566	—	12,283,566

Total	$—	$244,421,117	$—	$244,421,117

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$109,345,678	$16,744,640	$126,090,318
Non-Captive Diversified	—	1,057,805,597	3,160,500	1,060,966,097
Property & Casualty Insurance	—	39,751,465	4,134,400	43,885,865
All Other Non-Convertible Bonds(a)	—	9,753,520,997	—	9,753,520,997

Total Non-Convertible Bonds	—	10,960,423,737	24,039,540	10,984,463,277

Convertible Bonds(a)	—	1,059,272,094	—	1,059,272,094
Municipals(a)	—	147,144,317	—	147,144,317

Total Bonds and Notes	—	12,166,840,148	24,039,540	12,190,879,688

Bank Loans(a)	—	82,117,158	—	82,117,158
Common Stocks(a)	404,763,845	—	—	404,763,845

Preferred Stocks
Convertible Preferred Stocks
Automotive	68,515,214	—	—	68,515,214
Capital Markets	—	7,400,003	—	7,400,003
Commercial Banks	5,796,541	—	—	5,796,541
Diversified Consumer Services	3	—	—	3
Diversified Financial Services	—	22,752,261	—	22,752,261
Electric Utilities	—	17,197,323	3,770,375	20,967,698
Machinery	—	5,557,791	—	5,557,791
Oil, Gas & Consumable Fuels	4,349,912	5,960,453	—	10,310,365
REITs	—	772,870	—	772,870
Semiconductors & Semiconductor Equipment	—	25,726,720	—	25,726,720

Total Convertible Preferred Stocks	78,661,670	85,367,421	3,770,375	167,799,466

Non-Convertible Preferred Stocks
Banking	—	28,139,221	—	28,139,221
Diversified Financial Services	727,300	—	—	727,300
Electric Utilities	—	29,033	—	29,033
REITs	5,613,235	1,688,269	—	7,301,504
Software	—	26,154,375	—	26,154,375
Thrifts & Mortgage Finance	15,368,004	11,308,192	—	26,676,196

Total Non-Convertible Preferred Stocks	21,708,539	67,319,090	—	89,027,629

Total Preferred Stocks	100,370,209	152,686,511	3,770,375	256,827,095

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Strategic Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Closed-End Investment Companies	$33,925,659	$—	$—	$33,925,659
Warrants(a)	—	—	6,493,251	6,493,251
Short-Term Investments	—	134,475,262	—	134,475,262

Total	$539,059,713	$12,536,119,079	$34,303,166	$13,109,481,958

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2010:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
ABS Car Loan	$—	$—	$—	$2	$1,139,884	$—	$1,139,886

Total	$—	$—	$—	$2	$1,139,884	$—	$1,139,886

High Income Fund Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$389,767	$—	$22,453	$21,542	$(86,486)	$(347,276)	$—
Non-Captive Consumer	497,545	6,240	—	18,423	—	(522,208)	—
Non-Captive Diversified	478,858	10,328	—	43,686	62,519	(595,391)	—
Supranational	678,290	52,237	—	162,683	677,555	(1,570,765)	—
Technology	900,000	3,158	—	127,344	—	(1,030,502)	—
Wirelines	970,125	4,195	—	51,307	(961,181)	197,366	261,812
Convertible Bonds
Technology	196,560	3,054	2,771	7,975	(28,000)	(182,360)	—
Wirelines	863,900	1,197	—	108,828	—	(973,925)	—

Total	$4,975,045	$80,409	$25,224	$541,788	$(335,593)	$(5,025,061)	$261,812

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Ireland	$98,563	$57	$(1,861)	$147	$(96,906)	$—	$—
Supranational	67,829	3,052	—	11,791	—	(82,672)	—

Total	$166,392	$3,109	$(1,861)	$11,938	$(96,906)	$(82,672)	$—

Limited Term Government and Agency Fund Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
ABS Home Equity	$538,786	$—	$(141,942)	$457,162	$(854,006)	$—	$—

Total	$538,786	$—	$(141,942)	$457,162	$(854,006)	$—	$—

Strategic Income Fund Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$6,940,852	$—	$51,499	$1,116,416	$(321,869)	$(7,786,898)	$—
Automotive	2,526,146	17,881	—	87,398	—	(2,631,425)	—
Chemicals	23,203,580	91,767	—	6,242,278	—	(12,792,985)	16,744,640
Diversified Manufacturing	20,732,656	167,154	—	1,008,952	606,371	(22,515,133)	—
Electric	4,708,532	(38,289)	100,503	(20,972)	(3,612,014)	(1,137,760)	—
Non-Captive Consumer	4,129,285	2,274	—	202,411	—	(4,333,970)	—
Non-Captive Diversified	4,017,538	129,079	—	1,239,834	723,435	(2,949,386)	3,160,500
Property & Casualty Insurance	—	1,678	—	1,457,522	—	2,675,200	4,134,400
Supranational	30,455,245	—	—	7,041,221	3,839,476	(41,335,942)	—
Technology	225,000	790	—	31,836	—	(257,626)	—
Convertible Bonds
Technology	3,394,300	35,254	28,704	174,512	(489,000)	(3,143,770)	—
Wirelines	57,319,500	79,390	—	7,220,735	—	(64,619,625)	—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	3,770,375	—	—	—	—	—	3,770,375
REITs	491,050	—	—	281,820	—	(772,870)	—
Warrants
Pharmaceuticals	—	—	—	6,493,251	—	—	6,493,251

Total	$161,914,059	$486,978	$180,706	$32,577,214	$746,399	$(161,602,190)	$34,303,166

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2010, High Income Fund engaged in forward foreign currency contract transactions for hedging purposes. During this same period, International Bond Fund engaged in forward foreign currency contract transactions for hedging purposes and to gain exposure to foreign currencies.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

Transactions in derivative instruments for High Income Fund during the six months ended March 31, 2010, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$(12,761)

Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$12,761

Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations

The following is a summary of derivative instruments for International Bond Fund, as of March 31, 2010:

Asset Derivatives	Forwards
Foreign exchange contracts	$19,322

Statements of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forwards
Foreign exchange contracts	$(49,537)

Statements of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments for International Bond Fund during the six months ended March 31, 2010, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$66,102

Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$(95,421)

Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Volume of derivative activity for High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2010:

Percentage of Net Assets
High Income Fund	Forwards*
Average Notional Amount Outstanding	0.14%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2010	0.00%

International Bond Fund	Forwards
Average Notional Amount Outstanding	14.91%
Highest Notional Amount Outstanding	18.18%
Lowest Notional Amount Outstanding	10.04%
Notional Amount Outstanding as of March 31, 2010	14.83%

* Forward foreign currency contracts outstanding at September 30, 2009 were closed during the first month of the period and are included in average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$50,136,655	$76,361,036	$136,911,663	$52,916,062
High Income Fund	—	173,431	30,848,390	94,075,955
International Bond Fund	4,307,843	4,313,610	27,049,378	14,774,910
Limited Term Government and Agency Fund	91,313,702	86,654,519	45,474,297	22,783,942
Strategic Income Fund	162,676,309	—	1,611,826,374	1,703,346,108

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%	0.5400%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fee payables, as reflected on the Statements of Assets and Liabilities, are net of fee reductions and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class

Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%	—
High Income Fund	1.15%	1.90%	1.90%	0.90%	—
International Bond Fund	1.10%	—	1.85%	0.85%	—
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%	1.50%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

For the six months ended March 31, 2010, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fees	Reductions of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net

Core Plus Bond Fund	$313,076	$—	$313,076	0.208%	0.208%
High Income Fund	509,792	12,142	497,650	0.600%	0.586%
International Bond Fund	91,121	55,220	35,901	0.600%	0.236%
Limited Term Government and Agency Fund	560,201	99,174	461,027	0.500%	0.411%
Strategic Income Fund	36,112,550	—	36,112,550	0.560%	0.560%

[1]	Management fee reductions are subject to possible recovery until September 30, 2011.

For the six months ended March 31, 2010, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$ 313,076	0.208%

For the six months ended March 31, 2010, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total

Core Plus Bond Fund	$1,597	$82	$827	$409	$2,915

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$72,863
High Income Fund	41,184
International Bond Fund	7,360
Limited Term Government and Agency Fund	54,298
Strategic Income Fund	3,133,800

c.  Service and Distribution Fees.   Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and the Strategic Income Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, the Strategic Income Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to Investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Strategic Income Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2010 the Funds paid the following service and distribution fees:

	Service Fees					Distribution Fees
	Class A	Class B	Class C	Admin Class		Class B	Class C	Admin Class
Core Plus Bond Fund	$193,475	$7,780	$116,293	$—		$23,339	$348,880	$—
High Income Fund	82,471	1,893	23,404	—		5,677	70,210	—
International Bond Fund	16,636	—	7,533	—		—	22,600	—
Limited Term Government and Agency Fund	158,362	5,294	70,064	—		15,883	210,191	—
Strategic Income Fund	7,068,933	183,195	6,238,982	—	(a)	549,583	18,716,948	—	(a)

(a)	Amount is less than $1.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$104,138
High Income Fund	78,391
International Bond Fund	2,845
Limited Term Government and Agency Fund	46,545
Strategic Income Fund	4,015,021

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended March 31, 2010 were as follows:

Fund	Commissions
Core Plus Bond Fund	$186,018
High Income Fund	28,518
International Bond Fund	47,660
Limited Term Government and Agency Fund	108,321
Strategic Income Fund	3,768,767

f.  Trustees Fees and Expenses.   The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

g.  Payments by Affiliates.  For the six months ended March 31, 2010, Loomis Sayles reimbursed the Strategic Income Fund $76,238 for losses incurred in connection with a trading error.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Funds had no borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

9.  Concentration of Ownership.  At March 31, 2010, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 23,063 shares of beneficial interest of Limited Term Government and Agency Fund and Natixis US owned shares equating to 18.75% of International Bond Fund’s net assets.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,067,695	$36,793,975	5,053,473	$54,649,921
Issued in connection with the reinvestment of distributions	263,518	3,154,462	515,393	5,579,642
Redeemed	(1,920,885)	(23,079,926)	(4,737,622)	(51,103,206)

Net change	1,410,328	$16,868,511	831,244	$9,126,357

Class B
Issued from the sale of shares	36,046	$432,842	72,713	$778,608
Issued in connection with the reinvestment of distributions	9,146	109,781	28,331	305,872
Redeemed	(181,845)	(2,184,667)	(504,102)	(5,425,057)

Net change	(136,653)	$(1,642,044)	(403,058)	$(4,340,577)

Class C
Issued from the sale of shares	2,956,291	$35,465,305	5,539,383	$59,909,721
Issued in connection with the reinvestment of distributions	75,920	909,491	82,284	901,682
Redeemed	(1,088,541)	(13,084,582)	(1,683,762)	(18,156,728)

Net change	1,943,670	$23,290,214	3,937,905	$42,654,675

Class Y
Issued from the sale of shares	2,393,755	$28,833,350	2,459,788	$27,430,717
Issued in connection with the reinvestment of distributions	44,900	540,633	63,520	692,382
Redeemed	(995,437)	(12,018,162)	(1,576,971)	(16,945,061)

Net change	1,443,218	$17,355,821	946,337	$11,178,038

Increase (decrease) from capital share transactions	4,660,563	$55,872,502	5,312,428	$58,618,493

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	4,281,291	$20,088,342	9,902,651	$37,553,280
Issued in connection with the reinvestment of distributions	409,977	1,909,509	702,667	2,621,142
Redeemed	(3,489,077)	(16,356,008)	(6,362,694)	(24,378,951)

Net change	1,202,191	$5,641,843	4,242,624	$15,795,471

Class B
Issued from the sale of shares	17,982	$83,679	22,526	$84,592
Issued in connection with the reinvestment of distributions	7,737	36,046	21,555	78,355
Redeemed	(74,608)	(347,970)	(229,184)	(845,267)

Net change	(48,889)	$(228,245)	(185,103)	$(682,320)

Class C
Issued from the sale of shares	862,143	$4,027,332	2,411,038	$9,092,790
Issued in connection with the reinvestment of distributions	78,136	364,286	155,802	577,576
Redeemed	(830,627)	(3,874,502)	(949,303)	(3,508,124)

Net change	109,652	$517,116	1,617,537	$6,162,242

Class Y
Issued from the sale of shares	4,273,201	$19,873,256	22,731,680	$88,407,570
Issued in connection with the reinvestment of distributions	619,703	2,865,579	650,415	2,696,934
Redeemed	(18,529,000)	(86,836,641)	(740,730)	(3,068,585)

Net change	(13,636,096)	$(64,097,806)	22,641,365	$88,035,919

Increase (decrease) from capital share transactions	(12,373,142)	$(58,167,092)	28,316,423	$109,311,312

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,173,859	$12,549,232	672,013	$6,666,998
Issued in connection with the reinvestment of distributions	22,686	238,157	5,103	49,865
Redeemed	(262,835)	(2,830,351)	(107,505)	(999,973)

Net change	933,710	$9,957,038	569,611	$5,716,890

Class C
Issued from the sale of shares	455,725	$4,956,671	238,418	$2,461,614
Issued in connection with the reinvestment of distributions	4,370	45,831	670	6,563
Redeemed	(64,199)	(672,311)	(40,421)	(390,729)

Net change	395,896	$4,330,191	198,667	$2,077,448

Class Y
Issued from the sale of shares	321,631	$3,471,886	148,246	$1,536,076
Issued in connection with the reinvestment of distributions	31,997	336,749	24,645	234,656
Redeemed	(724,001)	(7,686,107)	(54,815)	(509,028)

Net change	(370,373)	$(3,877,472)	118,076	$1,261,704

Increase (decrease) from capital share transactions	959,233	$10,409,757	886,354	$9,056,042

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	4,708,910	$55,242,284	8,687,955	$97,183,574
Issued in connection with the reinvestment of distributions	97,005	1,136,421	242,614	2,733,365
Redeemed	(4,016,538)	(47,152,830)	(8,273,983)	(93,400,549)

Net change	789,377	$9,225,875	656,586	$6,516,390

Class B
Issued from the sale of shares	33,730	$394,746	130,399	$1,438,679
Issued in connection with the reinvestment of distributions	2,462	28,800	7,515	84,528
Redeemed	(70,755)	(827,220)	(167,898)	(1,871,502)

Net change	(34,563)	$(403,674)	(29,984)	$(348,295)

Class C
Issued from the sale of shares	1,972,537	$23,120,590	6,162,236	$68,267,485
Issued in connection with the reinvestment of distributions	19,247	225,584	42,444	479,083
Redeemed	(1,163,354)	(13,639,930)	(3,881,272)	(43,578,196)

Net change	828,430	$9,706,244	2,323,408	$25,168,372

Class Y
Issued from the sale of shares	2,748,448	$32,332,750	2,463,987	$28,003,881
Issued in connection with the reinvestment of distributions	13,227	155,624	14,127	160,181
Redeemed	(1,356,477)	(15,978,780)	(668,533)	(7,560,045)

Net change	1,405,198	$16,509,594	1,809,581	$20,604,017

Increase (decrease) from capital share transactions	2,988,442	$35,038,039	4,759,591	$51,940,484

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	56,218,087	$778,170,863	197,022,094	$2,182,492,582
Issued in connection with the reinvestment of distributions	10,162,335	140,306,622	27,449,011	301,119,073
Redeemed	(73,970,828)	(1,023,343,406)	(269,140,105)	(2,956,389,363)

Net change	(7,590,406)	$(104,865,921)	(44,669,000)	$(472,777,708)

Class B
Issued from the sale of shares	106,779	$1,482,515	498,498	$5,392,143
Issued in connection with the reinvestment of distributions	134,127	1,861,856	443,741	4,856,521
Redeemed	(1,177,001)	(16,353,800)	(3,184,682)	(35,016,126)

Net change	(936,095)	$(13,009,429)	(2,242,443)	$(24,767,462)

Class C
Issued from the sale of shares	31,487,862	$437,439,812	123,246,746	$1,377,861,744
Issued in connection with the reinvestment of distributions	4,341,729	60,244,405	11,167,692	123,558,637
Redeemed	(43,619,682)	(606,102,482)	(98,406,847)	(1,085,168,243)

Net change	(7,790,091)	$(108,418,265)	36,007,591	$416,252,138

Class Y
Issued from the sale of shares	34,386,943	$476,337,708	132,053,741	$1,485,053,461
Issued in connection with the reinvestment of distributions	1,670,606	23,062,883	2,940,277	33,107,757
Redeemed	(30,793,045)	(425,378,324)	(45,930,609)	(513,425,165)

Net change	5,264,504	$74,022,267	89,063,409	$1,004,736,053

Admin Class*
Issued from the sale of shares	72	$1,002	—	$—
Issued in connection with the reinvestment of distributions	1	9	—	—
Redeemed	—	—	—	—

Net change	73	$1,011	—	$—

Increase (decrease) from capital share transactions	(11,052,015)	$(152,270,337)	78,159,557	$923,443,021

*	From commencement of Class operations on February 1, 2010 through March 31, 2010.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	May 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	May 20, 2010

By:	/S/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 20, 2010